Exhibit 10.1

AVIS BUDGET FINANCE PLC
(an entity organized under the laws of Jersey, Channel Islands)

€250,000,000 6.000% Senior Notes due 2021

Purchase Agreement

As of February 28, 2013
Citigroup Global Markets Limited
As Representative of the
several Initial Purchasers listed in Schedule 1 hereto,

c/o Citigroup Global Markets Limited
Canada Square, Canary Wharf
London E14 5LB

Ladies and Gentlemen:

Avis Budget Finance plc, an entity organized under the laws of Jersey, Channel Islands (the “Issuer”), proposes to issue and sell to the several initial purchasers listed in Schedule 1 hereto (the “Initial Purchasers”), for whom you are acting as representative (the “Representative”), €250,000,000 principal amount of its 6.000% Senior Notes due 2021 (the “Securities”).  The Securities will be issued pursuant to an Indenture to be dated as of March 7, 2013 (the “Indenture”) among the Issuer, Avis Budget Group, Inc., a Delaware corporation (the “Indirect Parent”), Avis Budget Holdings, LLC, a Delaware limited liability company (“ABH”), Avis Budget Car Rental, LLC, a Delaware limited liability company (the “Company” and together with the Indirect Parent and ABH, the “Parents”), each of the entities listed in Schedule 2 hereto (collectively with the Parents,  the “Guarantors”) and The Bank of Nova Scotia Trust Company of New York, as trustee (the “Trustee”) and Citibank N.A., London Branch as paying agent and registrar and will be fully and unconditionally guaranteed on an unsecured senior basis by each of the Guarantors (the “Guarantees”).

The Securities are being issued and sold in connection with the acquisition (the “Acquisition”) by the Indirect Parent of Zipcar, Inc., a Delaware corporation (“Zipcar”), pursuant to the Agreement and Plan of Merger by and among the Indirect Parent, Millennium Acquisition Sub, Inc., a wholly owned subsidiary of the Company (“Merger Sub”), and Zipcar, dated as of December 31, 2012 (the “Merger Agreement”).  The net proceeds of the offering of the Securities will be used to partially fund the Acquisition and to pay fees and expenses related to the offering of the Securities and the Acquisition.

 If the Acquisition is not consummated concurrently with the issuance of the Securities, the gross proceeds of the offering of the Securities will be deposited into the Escrow Account (as defined below) pending the satisfaction of the conditions to release the funds from the Escrow Account as set forth in the Escrow Agreement (as defined below) (the date of the satisfaction of such conditions, the “Completion Date”). On or prior to the Closing Date (as defined in Section 2 below), the Issuer and the Indirect Parent will execute an escrow agreement, in the form and substance to be agreed among the Issuer, the Indirect Parent, you, The Bank of Nova Scotia Trust Company of New York, as escrow agent (the “Escrow Agent”), and the Trustee (the “Escrow Agreement”).  Concurrently with the execution of the Escrow Agreement, the Issuer and The Bank of Nova Scotia Trust Company of New York, as trustee, will execute an escrow security agreement, in the form and substance to be agreed upon by the parties thereto (the “Escrow Security Agreement, and together with the Escrow Agreement, the “Escrow Documents”).  The Indirect Parent and/or the Issuer will deposit or cause to be deposited with the Escrow Agent, in the account specified in the Escrow Agreement (the “Escrow Account”) the gross proceeds of the offering of the Securities (including an amount equal to the Initial Purchasers’ Discount (as defined below)), together with an additional €8,583,333.33, such that the funds so deposited in the Escrow Account (the “Escrowed Funds”) are in an amount sufficient to redeem the Securities in cash at a redemption price of 100% of the gross proceeds of the Securities, plus accrued and unpaid interest on the Securities from the Closing Date through (but not including) October 3, 2013.  The Securities will be redeemed pursuant to a special mandatory redemption (the “Special Mandatory Redemption”) at a redemption price equal to 100% of the issue price of the Securities, plus accrued and unpaid interest on the Securities from the Closing Date through the date of redemption in the event that (a) the Escrow Agent has not received, at or prior to 11:00 a.m. (New York City time) on September 30, 2013, an Officer’s Certificate from the Issuer and the Indirect Parent confirming that the conditions to the release of the Escrowed Funds have been satisfied or if (b) prior to such date, the Escrow Agent has received an Officer’s Certificate from each of the Issuer and the Indirect Parent that the Merger Agreement has been terminated or that the conditions to the release of the Escrowed Funds will not be satisfied.  The Escrow Agreement shall provide that the Escrowed Funds shall only be released pursuant to the terms of the Escrow Agreement.  If payment of the consideration for the Acquisition occurs simultaneously with the closing of this offering, then there will be no Special Mandatory Redemption or escrow of proceeds.

The Securities will be sold to the Initial Purchasers without being registered under the Securities Act of 1933, as amended (the “Securities Act”), in reliance upon an exemption therefrom.  The Issuer and the Guarantors have prepared a preliminary offering memorandum dated February 25, 2013 (the “Preliminary Offering Memorandum”) and will prepare an offering memorandum dated the date hereof (the “Offering Memorandum”) setting forth information concerning the Issuer, the Guarantors and the Securities.  Copies of the Preliminary Offering Memorandum have been, and copies of the Offering Memorandum will be, delivered by the Issuer to the Initial Purchasers pursuant to the terms of this Agreement.  The Issuer and the Company hereby confirms that it has authorized the use of the Preliminary Offering Memorandum, the other Time of Sale Information (as defined below) and the Offering Memorandum in connection with the offering and resale of the Securities by the Initial Purchasers in the manner contemplated by this Agreement.  Capitalized terms used but not defined herein shall have the meanings given to such terms in the Preliminary Offering Memorandum.  References herein to the “Preliminary Offering Memorandum,” the “Time of Sale Information” and the “Offering Memorandum” (each as defined below) shall be deemed to refer to and include any document incorporated by reference therein.

At or prior to the time when sales of the Securities were first made (the “Time of Sale”), the following information shall have been prepared (collectively, the “Time of Sale Information”): the Preliminary Offering Memorandum as supplemented and amended by the written communications listed on Annex A hereto.

The Issuer and the Guarantors hereby confirm their agreement with the several Initial Purchasers concerning the purchase and resale of the Securities, as follows:

1. Purchase and Resale of the Securities.  (a)  The Issuer agrees to issue and sell the Securities to the several Initial Purchasers as provided in this Agreement, and each Initial Purchaser, on the basis of the representations, warranties and agreements set forth herein and subject to the conditions set forth herein, agrees, severally and not jointly, to purchase from the Issuer the respective principal amount of Securities set forth opposite such Initial Purchaser’s name in Schedule 1 hereto at (i) a price equal to 100% of the aggregate principal amount of the Securities minus 1.72% (the “Initial Purchasers’ Discount”) of the aggregate principal amount of the Securities if the Acquisition is consummated prior to or concurrently with the issuance of the Securities; or (ii) if the Acquisition is not consummated prior to or concurrently with the issuance of the Securities, the Initial Purchasers’ Discount shall not be deducted from the payment for the Securities on the Closing Date and the aggregate principal amount of the Securities shall be deposited in the Escrow Account and be paid as provided in Section 2(c), subject to the terms of the Escrow Agreement. The Issuer will not be obligated to deliver any of the Securities except upon payment for all the Securities to be purchased as provided herein.

(b) The Issuer understands that the Initial Purchasers intend to offer the Securities for resale on the terms set forth in the Time of Sale Information.  Each Initial Purchaser, severally and not jointly, represents, warrants and agrees that:

(i) it is a qualified institutional buyer within the meaning of Rule 144A under the Securities Act (a “QIB”) and an accredited investor within the meaning of Rule 501(a) under the Securities Act;

(ii) it has not solicited offers for, or offered or sold, and will not solicit offers for, or offer or sell, the Securities by means of any form of general solicitation or general advertising within the meaning of Rule 502(c) of Regulation D under the Securities Act (“Regulation D”) or in any manner involving a public offering within the meaning of Section 4(2) of the Securities Act; and

(iii) it has not solicited offers for, or offered or sold, and will not solicit offers for, or offer or sell, the Securities as part of its initial offering except:

(A) within the United States to persons whom it reasonably believes to be QIBs in transactions pursuant to Rule 144A under the Securities Act (“Rule 144A”) and in connection with each such sale, it has taken or will take reasonable steps to ensure that the purchaser of the Securities is aware that such sale is being made in reliance on Rule 144A; or

(B) in accordance with the restrictions set forth in Annex C hereto.

(c) Each Initial Purchaser acknowledges and agrees that the Issuer and, for purposes of the opinions to be delivered to the Initial Purchasers pursuant to Sections 6(g)(i), 6(g)(ii) and 6(i), counsel for the Issuer and counsel for the Initial Purchasers, respectively, may rely upon the accuracy of the representations and warranties of the Initial Purchasers, and compliance by the Initial Purchasers with their agreements, contained in paragraph (b) above (including Annex C hereto), and each Initial Purchaser hereby consents to such reliance.

(d) The Issuer and the Guarantors acknowledge and agree that the Initial Purchasers may offer and sell Securities to or through any affiliate of an Initial Purchaser and that any such affiliate may offer and sell Securities purchased by it to or through any Initial Purchaser.

(e) The Issuer and the Guarantors acknowledge and agree that the Initial Purchasers are acting solely in the capacity of an arm’s length contractual counterparty to the Issuer and the Guarantors with respect to the offering of Securities contemplated hereby (including in connection with determining the terms of the offering) and not as financial advisors or fiduciaries to, or agents of, the Issuer, the Guarantors or any other person.  Additionally, neither the Representative nor any other Initial Purchaser is advising the Issuer, the Guarantors or any other person as to any legal, tax, investment, accounting or regulatory matters in any jurisdiction.  The Issuer and the Guarantors shall consult with their own advisors concerning such matters and shall be responsible for making their own independent investigation and appraisal of the transactions contemplated hereby, and neither the Representative nor any other Initial Purchaser shall have any responsibility or liability to the Issuer or the Guarantors with respect thereto. Any review by the Representative or any Initial Purchaser of the Issuer, the Guarantors, and the transactions contemplated hereby or other matters relating to such transactions will be performed solely for the benefit of the Representative or such Initial Purchaser, as the case may be, and shall not be on behalf of the Issuer, the Guarantors or any other person.

2. Payment and Delivery.  (a)  Payment for and delivery of the Securities will be made at the offices of Skadden, Arps, Slate, Meagher & Flom LLP, Four Times Square, New York, New York 10036 at 10:00 A.M., New York City time, on March 7, 2013, or at such other time or place on the same or such other date, not later than the fifth business day thereafter, as the Representative and the Issuer may agree upon in writing.  The time and date of such payment and delivery is referred to herein as the “Closing Date”.

(b) Payment for the Securities shall be made by wire transfer in immediately available funds to (i) the account(s) specified by the Issuer to the Representative if the Acquisition is consummated prior to or concurrently with the issue of the Securities or (ii) the Escrow Account if the Acquisition is not consummated prior to or concurrently with the issuance of the Securities, in each case against delivery to the nominee of a common depositary for Euroclear Bank SA/NV (“Euroclear”) and Clearstream Banking société anonyme (“Clearstream”), for the respective accounts of the several Initial Purchasers, of one or more global notes representing the Securities (collectively, the “Global Note”) with any transfer taxes payable in connection with the sale of the Securities duly paid by the Issuer. The Global Note will be made available for inspection by the Representative not later than 1:00 P.M., New York City time, on the business day prior to the Closing Date.

(c) The Escrow Agreement shall provide that, on the Completion Date, an amount equal to the Initial Purchasers’ Discount shall be paid by wire transfer of immediately available funds to the Initial Purchasers from the Escrow Account.

(d) If the Securities are subject to the Special Mandatory Redemption, on the date of the Special Mandatory Redemption the Escrowed Funds shall be applied to pay for the Special Mandatory Redemption and shall not be applied to pay the Initial Purchasers the Initial Purchasers’ Discount.

3. Representations and Warranties of the Issuer and the Guarantors.  The Issuer and the Guarantors jointly and severally represent and warrant to each Initial Purchaser that:

(a) Preliminary Offering Memorandum, Time of Sale Information and Offering Memorandum.  The Preliminary Offering Memorandum, as of its date, did not, the Time of Sale Information, at the Time of Sale, did not, and at the Closing Date, will not, and the Offering Memorandum, as of its date and as of the Closing Date, will not, contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that the Issuer and the Guarantors make no representation or warranty with respect to any statements or omissions made in reliance upon and in conformity with information relating to any Initial Purchaser furnished to the Issuer in writing by such Initial Purchaser through the Representative expressly for use in the Preliminary Offering Memorandum, the Time of Sale Information or the Offering Memorandum, it being understood and agreed that the only such information furnished by any Initial Purchaser consists of the information described as such in Section 7(b) hereof.

(b) Additional Written Communications.  Other than the Preliminary Offering Memorandum and the Offering Memorandum, the Issuer and the Guarantors (including their respective agents and representatives, other than the Initial Purchasers in their capacity as such) have not made, used, prepared, authorized, approved or referred to and will not prepare, make, use, authorize, approve or refer to any “written communication” (as defined in Rule 405 under the Securities Act) that constitutes an offer to sell or solicitation of an offer to buy the Securities (each such communication by the Issuer, the Guarantors or their respective agents and representatives (other than a communication referred to in clauses (i), (ii), (iii) and (iv) below), an “Issuer Written Communication”) other than (i) the Preliminary Offering Memorandum, (ii) the Offering Memorandum, (iii) the documents listed on Annex A hereto, including a pricing supplement substantially in the form of Annex B hereto, which constitute part of the Time of Sale Information, (iv) each electronic road show and (v) any other written communication approved in writing in advance by the Representative.  Each such Issuer Written Communication, when taken together with all other Issuer Written Communications used on or prior to the date of first use of such Issuer Written Communication and the Time of Sale Information, did not, and at the Closing Date will not, contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that the Issuer and the Guarantors make no representation or warranty with respect to any statements or omissions made in reliance upon and in conformity with information relating to any Initial Purchaser furnished to the Issuer in writing by such Initial Purchaser through the Representative expressly for use in any Issuer Written Communication.

(c) Incorporated Documents.  The documents incorporated by reference in the Offering Memorandum or the Time of Sale Information, to the extent filed with the Securities and Exchange Commission (the “Commission”) conformed or will conform, as the case may be, in all material respects to the requirements of the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission thereunder (collectively, the “Exchange Act”) and such documents did not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

(d) Financial Statements.  The financial statements and the related notes thereto of the Indirect Parent and its subsidiaries included or incorporated by reference in each of the Time of Sale Information and the Offering Memorandum present fairly in all material respects the consolidated financial position of the Indirect Parent and its subsidiaries as of the dates indicated and the results of their operations and the changes in their cash flows for the periods specified; such financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“GAAP”), applied on a consistent basis throughout the periods covered thereby; and the other financial information relating to Indirect Parent and its subsidiaries included or incorporated by reference in each of the Time of Sale Information and the Offering Memorandum has been derived from the accounting records of the Indirect Parent and its subsidiaries and presents fairly in all material respects the information shown thereby.

(e) No Material Adverse Change.  Since the date of the most recent financial statements of the Indirect Parent included or incorporated by reference in each of the Time of Sale Information and the Offering Memorandum, (i) there has not been any material change in the capital stock or long-term debt of the Indirect Parent, Zipcar or any of their respective subsidiaries, or any dividend or distribution of any kind declared, set aside for payment, paid or made by the Indirect Parent, the Company or Zipcar on any class of capital stock, or any material adverse change, or any development involving a prospective material adverse change, in or affecting the business, properties, management, financial position, results of operations or business prospects of the Indirect Parent, Zipcar and their subsidiaries taken as a whole; (ii) none of the Indirect Parent or any of its subsidiaries has entered into any transaction or agreement that is material to the Indirect Parent and its subsidiaries taken as a whole, or incurred any liability or obligation, direct or contingent, that is material to the Indirect Parent and its subsidiaries taken as a whole; and (iii) none of the Indirect Parent or any of its subsidiaries has sustained any material loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor disturbance or dispute or any action, order or decree of any court or arbitrator or governmental or regulatory authority, except in each case as otherwise disclosed in each of the Time of Sale Information and the Offering Memorandum.

(f) Organization and Good Standing.  The Issuer, the Guarantors and each of their respective subsidiaries have been duly organized and are validly existing and in good standing under the laws of their respective jurisdictions of organization (to the extent such terms have meaning in such jurisdictions), are duly qualified to do business and are in good standing in each jurisdiction in which their respective ownership or lease of property or the conduct of their respective businesses requires such qualification, and have all power and authority necessary to own or hold their respective properties and to conduct the businesses in which they are engaged, except where the failure to be so qualified, be in good standing or have such power or authority could not, individually or in the aggregate, reasonably be expected to have a material adverse effect on the business, properties, management, financial position, results of operations or business prospects of the Indirect Parent and its subsidiaries taken as a whole or on the performance by the Issuer and the Guarantors of their respective obligations under the Transaction Documents (as defined below) (a “Material Adverse Effect”).  The Company does not own or control, directly or indirectly, any corporation, association or other entity other than the subsidiaries listed in Schedule 3 to this Agreement.

(g) Capitalization.  Indirect Parent had the authorized capitalization as of December 31, 2012, as set forth in each of the Time of Sale Information and the Offering Memorandum under the heading “Capitalization” in the “Actual” column; and all the outstanding shares of capital stock or other equity interests of each subsidiary of Indirect Parent have been duly authorized and validly issued, and, with respect to subsidiaries of Indirect Parent only, are fully paid and non-assessable (except as otherwise described in each of the Time of Sale Information and the Offering Memorandum) and are owned directly or indirectly by Indirect Parent, free and clear of any lien, charge, encumbrance, security interest, restriction on voting or transfer (other than transfer restrictions under applicable securities laws) or any other claim of any third party, except as described in the Time of Sale Information and the Offering Memorandum.

(h) Due Authorization.  The Issuer and each of the Guarantors have full right, power and authority to execute and deliver this Agreement, the Securities (in the case of the Issuer), the Indenture (including, with respect to the Guarantors, each Guarantee set forth therein), the Escrow Agreement (in the case of the Issuer and the Indirect Parent) and the Escrow Security Agreement (in the case of the Issuer) (together with the Merger Agreement, the “Transaction Documents”) to which they are a party and to perform their respective obligations hereunder and thereunder; and all action required to be taken for the due and proper authorization, execution and delivery of each of the Transaction Documents and the consummation of the transactions contemplated thereby or by the Time of Sale Information and the Offering Memorandum has been duly and validly taken.

(i) The Indenture.  The Indenture has been duly authorized by the Issuer and each of the Guarantors and, when duly executed and delivered in accordance with its terms by each of the parties thereto, will constitute a valid and legally binding agreement of the Issuer and each of the Guarantors, enforceable against the Issuer and each of the Guarantors in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, fraudulent conveyance or transfer, moratorium or other similar laws relating to or affecting the enforcement of creditors’ rights generally or by general equitable principles (whether considered in a proceeding in equity or law) relating to enforceability (collectively, the “Enforceability Exceptions”); and on the Closing Date, the Indenture will conform in all material respects to the requirements of the Trust Indenture Act of 1939, as amended (the “Trust Indenture Act”), and the rules and regulations of the Commission applicable to an indenture that is qualified thereunder.

(j) The Securities and the Guarantees.  The Securities have been duly authorized by the Issuer and, when duly executed, authenticated, issued and delivered as provided in the Indenture and paid for as provided herein, will be duly and validly issued and outstanding and will constitute valid and legally binding obligations of the Issuer enforceable against the Issuer in accordance with their terms, subject to the Enforceability Exceptions, and will be entitled to the benefits of the Indenture; and the Guarantees have been duly authorized by each of the Guarantors and, when the Indenture and Securities have been duly executed, authenticated, issued and delivered as provided in the Indenture and the Securities have been paid for as provided herein, will be valid and legally binding obligations of, and enforceable against, each of the Guarantors in accordance with their terms, subject to the Enforceability Exceptions, and will be entitled to the benefits of the Indenture.

(k) Purchase Agreement. This Agreement has been duly authorized, executed and delivered by the Issuer and each of the Guarantors.

(l) Escrow Documents; Ownership of Escrowed Funds.  The Escrow Agreement has been duly authorized by the Issuer and the Indirect Parent and, when duly executed and delivered in accordance with its terms by each of the parties thereto, will constitute a valid and legally binding agreement of the Issuer and the Indirect Parent enforceable against the Issuer and the Indirect Parent in accordance with its terms, subject to the Enforceability Exceptions.  The Escrow Security Agreement has been duly authorized by the Issuer and, when duly executed and delivered in accordance with its terms by each of the parties thereto, will constitute a valid and legally binding agreement of the Issuer enforceable against the Issuer in accordance with its terms, subject to the Enforceability Exceptions.  On the Closing Date, the Escrow Documents will be effective to grant a valid and enforceable first priority security interest, in favor of the Escrow Agent for the benefit of the Trustee and the holders of the Securities, in the Issuer’s right, title and interest in the Escrowed Funds.

(m) Merger Agreement.  The Merger Agreement has been duly authorized, executed and delivered by each of the Indirect Parent, Merger Sub and Zipcar and constitutes a valid and legally binding agreement of each of the Indirect Parent, Merger Sub and Zipcar, enforceable against each of the Indirect Parent, Merger Sub and Zipcar in accordance with its terms, subject to the Enforceability Exceptions.

(n) Descriptions of the Transaction Documents.  Each Transaction Document conforms or will conform as of the Closing Date in all material respects to the description thereof contained in each of the Time of Sale Information and the Offering Memorandum.

(o) No Violation or Default.  None of the Issuer, the Guarantors nor any of their respective subsidiaries is (i) in violation of its charter or by-laws or similar organizational documents; (ii) in default, and no event has occurred that, with notice or lapse of time or both, would constitute such a default, in the due performance or observance of any term, covenant or condition contained in any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Issuer, the Guarantors or any of their respective subsidiaries is a party or by which the Issuer, the Guarantors or any of their respective subsidiaries is bound or to which any of the property or assets of the Issuer, the Guarantors or any of their respective subsidiaries is subject; or (iii) in violation of any applicable law or statute or any judgment, order, rule or regulation of any court or arbitrator or governmental or regulatory authority, except, in the case of clauses (ii) and (iii) above, for any such default or violation that could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

(p) No Conflicts.  The execution, delivery and performance by the Issuer and the Guarantors of each of the Transaction Documents, as applicable, to which each is a party, the issuance and sale of the Securities (including the Guarantees) and the compliance by the Issuer and the Guarantors with the terms thereof and the consummation of the transactions contemplated by the Transaction Documents or the Time of Sale Information and the Offering Memorandum will not (i) conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Issuer, the Guarantors or any of their respective subsidiaries (other than any lien, charge or encumbrance created, imposed or intended to be created or imposed by the Transaction Documents) pursuant to, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Issuer, the Guarantors or any of their respective subsidiaries is a party or by which the Issuer, the Guarantors or any of their respective subsidiaries is bound or to which any of the property or assets of the Issuer, the Guarantors or any of their respective subsidiaries is subject; (ii) result in any violation of the provisions of the charter or by-laws or similar organizational documents of the Issuer, the Guarantors or any of their respective subsidiaries; or (iii) assuming the accuracy of, and the Initial Purchasers’ compliance with, the representations, warranties and agreements of the Initial Purchasers herein, result in the violation of any applicable law or statute or any judgment, order, rule or regulation of any court or arbitrator or governmental or regulatory authority, except, in the case of clauses (i) and (iii) above, for any such conflict, breach, violation, lien, charge, encumbrance or default that could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

(q) No Consents Required.  Assuming the accuracy of, and the Initial Purchasers’ compliance with, the representations, warranties and agreements of the Initial Purchasers herein, no consent, approval, authorization, order, registration or qualification of or with any court or arbitrator or governmental or regulatory authority is required for the execution, delivery and performance by the Issuer and the Guarantors of each of the Transaction Documents, as applicable, to which each is a party, the issuance and sale of the Securities (including the Guarantees) and compliance by the Issuer and the Guarantors with the terms thereof and the consummation of the transactions contemplated by the Transaction Documents, except for such consents, approvals, authorizations, orders and registrations or qualifications as have been obtained or as may be required (i) to consummate the Acquisition, as contemplated by the Merger Agreement, (ii) under applicable state securities laws in connection with the purchase and resale of the Securities by the Initial Purchasers or (iii) that if not obtained or made could not reasonably be expected to have a Material Adverse Effect.

(r) Legal Proceedings.  Except as described in each of the Time of Sale Information and the Offering Memorandum, there are no legal, governmental or regulatory investigations, actions, suits or proceedings pending to which the Indirect Parent or any of its subsidiaries is or may be a party or to which any property of the Indirect Parent or any of its subsidiaries is or may be the subject that, individually or in the aggregate, if determined adversely to the Indirect Parent or any of its subsidiaries, could reasonably be expected to have a Material Adverse Effect; and no such investigations, actions, suits or proceedings are, to the best knowledge of the Issuer and each of the Guarantors, threatened or, to the best knowledge of the Issuer and each of the Guarantors (without having undertaken any independent inquiry outside of the Issuer and each of the Guarantors), contemplated by any governmental or regulatory authority or by others.

(s) Independent Accountants.  Deloitte & Touche LLP, who have certified certain financial statements of the Indirect Parent and its subsidiaries, is an independent registered public accounting firm with respect to the Indirect Parent and its subsidiaries within the applicable rules and regulations adopted by the Commission and the Public Company Accounting Oversight Board (United States) and as required by the Securities Act.

(t) Title to Real and Personal Property.  The Indirect Parent and each of its subsidiaries have good and marketable title in fee simple to, or have valid rights to lease or otherwise use, all items of real and personal property that are material to the respective businesses of the Indirect Parent and each of its subsidiaries, in each case free and clear of all liens, encumbrances, claims and defects and imperfections of title except those that (i) are permitted under the Company’s senior credit agreement with JPMorgan Chase Bank, N.A. and the other parties thereto, dated as of May 3, 2011, as amended; (ii) do not materially interfere with the use made and proposed to be made of such property by the Indirect Parent and its subsidiaries; or (iii) could not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect.

(u) Title to Intellectual Property.  The Indirect Parent and its subsidiaries own or possess adequate rights to use all material patents, patent applications, trademarks, service marks, trade names, trademark registrations, service mark registrations, copyrights, licenses and know-how (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures) reasonably necessary for the conduct of their respective businesses except where the failure to own or possess such rights could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect; and the conduct of their respective businesses does not, and will not, conflict in any respect with any such rights of others except which conflict could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect; and the Indirect Parent and its subsidiaries have not received any notice of any claim of infringement of or conflict with any such rights of others which infringement or conflict, if the subject of an unfavorable decision, ruling or finding, could reasonably be expected to have a Material Adverse Effect.

(v) No Undisclosed Relationships.  No relationship, direct or indirect, exists between or among the Indirect Parent or any of its subsidiaries, on the one hand, and the directors, officers, stockholders or other affiliates of the Indirect Parent or any of its subsidiaries, on the other, that would be required by the Securities Act to be described in a registration statement to be filed with the Commission and that is not so described in each of the Time of Sale Information and the Offering Memorandum.

(w) Investment Company Act.  None of the Issuer, Guarantors, nor any of their subsidiaries is, and solely after giving effect to the offering and sale of the Securities and the application of the proceeds thereof as described in each of the Time of Sale Information and the Offering Memorandum, none of them will be, an “investment company” or an entity “controlled” by an “investment company” within the meaning of the Investment Company Act of 1940, as amended, and the rules and regulations of the Commission thereunder (collectively, the “Investment Company Act”).

(x) Taxes.  Except as could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect, (i) the Indirect Parent and its subsidiaries have paid all federal, state, local and foreign taxes, other than those being contested in good faith and by appropriate proceedings so long as there are adequate reserves for such taxes, and have filed all tax returns required to be paid or filed through the date hereof; and (ii) except as otherwise disclosed in each of the Time of Sale Information and the Offering Memorandum, there is no tax deficiency that has been, or could reasonably be expected to be, asserted against the Indirect Parent or any of its subsidiaries or any of their respective properties or assets.

(y) Stamp Duty or Transfer Taxes.  No stamp, registration, documentary, issuance, transfer or other similar taxes, duties, fees or charges (“Stamp Taxes”) are payable by or on behalf of the Initial Purchasers in Jersey or any jurisdiction in which the Issuer or a Guarantor, as the case may be, is incorporated, organized or is otherwise resident for tax purposes (each a “Relevant Taxing Jurisdiction”) or in any political subdivision or taxing authority thereof or therein on (i) the creation, issue or delivery by the Issuer of the Securities; (ii) the creation, issue or delivery by any of the Guarantors of the Guarantees; (iii) the purchase by the Initial Purchasers of the Securities in the manner contemplated by this Agreement; (iv) the resale and delivery by the Initial Purchasers of the Securities as contemplated by this Agreement; or (v) the execution and delivery of this Agreement and the other Transaction Documents to which the Issuer or any of the Guarantors, as applicable, is a party and the consummation of the transactions as contemplated hereby and thereby, save that if any Securities are situated in Jersey (whether by reason of the Securities being held by a person resident in Jersey or the registrar, if any, of the Securities being located in Jersey) on the death of the holder, duty of approximately 0.75% of the value of the holder's assets in Jersey is payable on the letters of administration or grant of probate required to enable the Securities  to be transferred or otherwise dealt with.

(z) Licenses and Permits.  The Indirect Parent and its subsidiaries possess such licenses, certificates, permits and other authorizations issued by, and have made such declarations and filings with, the appropriate federal, state, local or foreign governmental or regulatory authorities that are necessary for the ownership or lease of their respective properties or the conduct of their respective businesses as described in each of the Time of Sale Information and the Offering Memorandum, except where the failure to possess or make the same could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect; and except as described in each of the Time of Sale Information and the Offering Memorandum, none of the Indirect Parent or any of its subsidiaries has received notice of any revocation or modification of any such license, certificate, permit or authorization or has any reason to believe that any such license, certificate, permit or authorization will not be renewed in the ordinary course, which, if the subject of an unfavorable decision, ruling or finding, could reasonably be expected to have a Material Adverse Effect.

(aa) No Labor Disputes.  No labor disturbance by or dispute with employees of the Indirect Parent or any of its subsidiaries exists or, to the best knowledge (without having undertaken any independent inquiry outside of the Company and the Indirect Parent) of the Issuer and each of the Guarantors, is contemplated or threatened and neither the Issuer nor any Guarantor is aware of any existing or imminent labor disturbance by, or dispute with, the employees of any of the Indirect Parent’s or any of its subsidiaries’ principal suppliers, contractors or customers, except as would not reasonably be expected to have a Material Adverse Effect.

(bb) Compliance With Environmental Laws.  (i) The Indirect Parent and its subsidiaries (x) are, and at all prior times were, in compliance with any and all applicable federal, state, local and foreign laws, rules, regulations, requirements, decisions and orders relating to the protection of human health or safety, the environment, natural resources, hazardous or toxic substances or wastes, pollutants or contaminants (collectively, “Environmental Laws”), (y) have received and are in compliance with all permits, licenses, certificates or other authorizations or approvals required of them under applicable Environmental Laws to conduct their respective businesses, and (z) have not received notice of any actual or potential liability under or relating to any Environmental Laws, including for the investigation or remediation of any disposal or release of hazardous or toxic substances or wastes, pollutants or contaminants, and have no knowledge of any event or condition that would reasonably be expected to result in any such notice; (ii) there are no costs or liabilities associated with Environmental Laws of or relating to the Indirect Parent or its subsidiaries, except in the case of each of (i) and (ii) above, for any such failure to comply, or failure to receive required permits, licenses or approvals, or cost or liability, as could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect; and (iii) except as described in each of the Time of Sale Information and the Offering Memorandum, (x) there are no proceedings that are pending, or that are known to be contemplated, against the Indirect Parent or any of its subsidiaries under any Environmental Laws in which a governmental entity is also a party, other than such proceedings regarding which it is reasonably believed no monetary sanctions of $100,000 or more will be imposed, (y) the Indirect Parent and its subsidiaries are not aware of any issues regarding compliance with Environmental Laws, or liabilities or other obligations under Environmental Laws or concerning hazardous or toxic substances or wastes, pollutants or contaminants, that could reasonably be expected to have a Material Adverse Effect, and (z) none of the Indirect Parent or any of its subsidiaries anticipates material capital expenditures relating to any Environmental Laws.

(cc) Compliance With ERISA.  Except as described in each of the Time of Sale Information and the Offering Memorandum, (i) each employee benefit plan, within the meaning of Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”) that is subject to ERISA, for which the Indirect Parent, the Company, the Issuer or any member of their “Controlled Groups” (defined as any organization which is a member of a controlled group of corporations within the meaning of Section 414 of the Internal Revenue Code of 1986, as amended (the “Code”)) would have any liability (each, a “Plan”) has been maintained in compliance in all material respects with its terms and the requirements of any applicable statutes, orders, rules and regulations, including but not limited to ERISA and the Code; (ii) no prohibited transaction, within the meaning of Section 406 of ERISA or Section 4975 of the Code, has occurred with respect to any Plan excluding transactions effected pursuant to a statutory or administrative exemption; (iii) for each Plan that is subject to the funding rules of Section 412 of the Code or Section 302 of ERISA, no “accumulated funding deficiency” as defined in Section 412 of the Code, whether or not waived, has occurred or is reasonably expected to occur; and (iv) for each Plan that is subject to the funding rules of ERISA or the Code, the fair market value of the assets of each such Plan is not less than the present value of all benefits accrued under such Plan (determined based on those assumptions used to fund such Plan).

(dd) Disclosure Controls.  The Indirect Parent and its subsidiaries maintain an effective system of “disclosure controls and procedures” (as defined in Rule 13a-15(e) of the Exchange Act) that is designed to ensure that information required to be disclosed by the Indirect Parent in reports that it files or submits under the Exchange Act is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms, including controls and procedures designed to ensure that such information is accumulated and communicated to the Indirect Parent’s management as appropriate to allow timely decisions regarding required disclosure.  The Indirect Parent and its subsidiaries have carried out evaluations of the effectiveness of their disclosure controls and procedures as and when required by Rule 13a-15 of the Exchange Act.

(ee) Accounting Controls.  The Indirect Parent and its subsidiaries maintain systems of “internal control over financial reporting” (as defined in Rule 13a-15(f) of the Exchange Act) that comply with the requirements of the Exchange Act and have been designed by, or under the supervision of, their respective principal executive and principal financial officers, or persons performing similar functions, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with GAAP, including but not limited to internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management’s general or specific authorizations; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP, and to maintain asset accountability; (iii) access to assets is permitted only in accordance with management’s general or specific authorization; and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.  Except as disclosed the Time of Sale Information and the Offering Memorandum, there are no material weaknesses or significant deficiencies in the Indirect Parent’s and its subsidiaries’ respective internal controls.

(ff) No Unlawful Payments.  None of the Indirect Parent, any of its subsidiaries or, to the knowledge of the Issuer and each of the Guarantors, any director, officer, agent, employee or other person associated with or acting on behalf of the Indirect Parent or any of its subsidiaries has (i) used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expense relating to political activity; (ii) made any direct or indirect unlawful payment to any foreign or domestic government official or employee from corporate funds; (iii) violated or is in violation of any provision of the Foreign Corrupt Practices Act of 1977, the OECD convention on Combating Bribery of Foreign Public Officials in International Business Transactions or any similar law of any other relevant jurisdictions; or (iv) made any unlawful bribe, rebate, payoff, influence payment, kickback or other unlawful payment.

(gg) Insurance.  The Indirect Parent and its subsidiaries have insurance covering their respective properties, operations, personnel and businesses, including business interruption insurance, which insurance is in amounts and insures against such losses and risks as the Indirect Parent’s management reasonably believes are adequate to protect the Indirect Parent and its subsidiaries and their respective businesses; and none of the Indirect Parent or any of its subsidiaries has (i) received notice from any insurer or agent of such insurer that capital improvements or other expenditures are required or necessary to be made in order to continue such insurance or (ii) any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage at reasonable cost from similar insurers as they have deemed appropriate to continue its business at a cost that could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

(hh) Compliance with Money Laundering Laws.  The operations of the Indirect Parent, and its subsidiaries are and have been conducted at all times in compliance with applicable financial recordkeeping and reporting requirements of the Currency and Foreign Transactions Reporting Act of 1970, as amended, the money laundering statutes of all jurisdictions, the rules and regulations thereunder and any related or similar rules, regulations or guidelines, issued, administered or enforced by any governmental agency (collectively, the “Money Laundering Laws”) and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Indirect Parent or any of its subsidiaries with respect to the Money Laundering Laws is pending or, to the best knowledge of the Issuer and the Indirect Parent, threatened.

(ii) Compliance with OFAC and Sanctions.  None of the Indirect Parent, any of its subsidiaries any director, officer, or, to the knowledge of the Issuer and each of the Guarantors, agent, employee, affiliate or other person associated with or acting on behalf of the Indirect Parent or any of its subsidiaries is currently subject to any U.S. sanctions administered by the Office of Foreign Assets Control of the U.S. Department of the Treasury (“OFAC”), the U.S. State Department, or any similar sanction or measures administered by the European Union or the United Kingdom and the Issuer will not directly or indirectly use the proceeds of the offering of the Securities hereunder, or lend, contribute or otherwise make available such proceeds to any subsidiary, joint venture partner or other person or entity, for the purpose of financing the activities of any person currently subject to any U.S. sanctions administered by OFAC, the U.S. State Department, or any similar sanction or measures administered by the European Union or the United Kingdom.

(jj) Solvency.  On and immediately after each of the Closing Date and the Completion Date, the Issuer and the Guarantors (on a consolidated basis after giving effect to the Acquisition, the New Term Loan (as defined in the Time of Sale Information and the Offering Memorandum), the issuance of the Securities and the other transactions related thereto as described in each of the Time of Sale Information and the Offering Memorandum) will be Solvent.  As used in this paragraph, the term “Solvent” means, with respect to a particular date, that on such date (i) the present fair market value (or present fair saleable value) of the assets of such person is not less than the total amount required to pay the liabilities of such person on its total existing debts and liabilities (including contingent liabilities) as they become absolute and matured; (ii) such person is able to realize upon its assets and pay its debts and other liabilities, contingent obligations and commitments as they mature and become due in the normal course of business; (iii) assuming consummation of the issuance of the Securities as contemplated by this Agreement, the Time of Sale Information and the Offering Memorandum, such person is not incurring debts or liabilities beyond its ability to pay as such debts and liabilities mature; (iv) such person is not engaged in any business or transaction, and does not propose to engage in any business or transaction, for which its property would constitute unreasonably small capital after giving due consideration to the prevailing practice in the industry in which such person is engaged; and (v) such person is not a defendant in any civil action that would result in a judgment that such person is or would become unable to satisfy.

(kk) No Restrictions on Subsidiaries.  No subsidiary of the Indirect Parent is currently subject to any material prohibition, directly or indirectly, under any agreement or other instrument to which it is a party or is subject, from paying any dividends to the Indirect Parent, as applicable, from making any other distribution on such subsidiary’s capital stock or membership interests, as applicable, from repaying to the Indirect Parent or the Company any loans or advances to such subsidiary from the Indirect Parent or the Company as applicable, or from transferring any of such subsidiary’s properties or assets to the Indirect Parent or any of its subsidiaries, other than as disclosed in the Time of Sale Information and the Offering Memorandum.

(ll) No Broker’s Fees.  None of the Indirect Parent or any of its subsidiaries is a party to any contract, agreement or understanding with any person (other than this Agreement) that would give rise to a valid claim against the Indirect Parent or any of its subsidiaries or any Initial Purchaser for a brokerage commission, finder’s fee or like payment in connection with the offering and sale of the Securities.

(mm) Rule 144A Eligibility.  On the Closing Date, the Securities will not be of the same class as securities listed on a national securities exchange registered under Section 6 of the Exchange Act or quoted in an automated inter-dealer quotation system; and each of the Time of Sale Information and the Offering Memorandum, as of its respective date, contains or will contain all the information that, if requested by a prospective purchaser of the Securities, would be required to be provided to such prospective purchaser pursuant to Rule 144A(d)(4) under the Securities Act.

(nn) No Integration.  Neither the Issuer nor any of its affiliates (as defined in Rule 501(b) of Regulation D) has, directly or through any agent, sold, offered for sale, solicited offers to buy or otherwise negotiated in respect of, any security (as defined in the Securities Act), that is or will be integrated with the sale of the Securities in a manner that would require registration of the Securities under the Securities Act.

(oo) No General Solicitation or Directed Selling Efforts.  None of the Issuer or any of its affiliates or any other person acting on its or their behalf (other than the Initial Purchasers, as to which no representation is made) has (i) directly or indirectly, solicited offers for, or offered or sold, the Securities by means of any form of general solicitation or general advertising within the meaning of Rule 502(c) of Regulation D or in any manner involving a public offering within the meaning of Section 4(2) of the Securities Act or (ii) with respect to those Securities offered or sold in reliance upon Regulation S under the Securities Act (“Regulation S”), engaged in any directed selling efforts within the meaning of Regulation S, and assuming the accuracy of the representations and warranties of the Initial Purchasers herein, all such persons have complied with the offering restrictions requirement of Regulation S.

(pp) Securities Law Exemptions.  Assuming the accuracy of the representations and warranties of the Initial Purchasers contained herein (including Annex C hereto) and their compliance with their agreements set forth therein, it is not necessary, in connection with the issuance and sale of the Securities to the Initial Purchasers and the offer, resale and delivery of the Securities by the Initial Purchasers in the manner contemplated by this Agreement, the Time of Sale Information and the Offering Memorandum, to register the Securities under the Securities Act or, until such time as the Exchange Securities are issued pursuant to an effective registration statement, to qualify the Indenture under the Trust Indenture Act.

(qq) No Stabilization.  Neither the Issuer nor any of the Guarantors has taken, directly or indirectly, any action designed to or that could reasonably be expected to cause or result in any stabilization or manipulation of the price of the Securities.

(rr) Margin Rules.  Neither the issuance, sale and delivery of the Securities nor the application of the proceeds thereof by the Issuer as described in the Time of Sale Information and the Offering Memorandum will violate Regulation T, U or X of the Board of Governors of the Federal Reserve System or any other regulation of such Board of Governors.

(ss) Forward-Looking Statements.  No forward-looking statement (within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act) contained or incorporated by reference in any of the Time of Sale Information or the Offering Memorandum has been made or reaffirmed without a reasonable basis or has been disclosed other than in good faith.

(tt) Statistical and Market Data.  Nothing has come to the attention of the Issuer or any Guarantor that has caused the Issuer or any Guarantor to believe that the statistical and market-related data included or incorporated by reference in each of the Time of Sale Information and the Offering Memorandum is not based on or derived from sources that are reliable and accurate in all material respects.

4. Further Agreements of the Issuer and the Guarantors.  The Issuer and the Guarantors jointly and severally covenant and agree with each Initial Purchaser that:

(a) Delivery of Copies.  The Issuer will deliver, without charge, to the Initial Purchasers as many copies of the Preliminary Offering Memorandum, any other Time of Sale Information, any Issuer Written Communication and the Offering Memorandum (including all amendments and supplements thereto) as the Representative may reasonably request.

(b) Offering Memorandum, Amendments or Supplements.  Before finalizing the Offering Memorandum or making or distributing any amendment or supplement to any of the Time of Sale Information or the Offering Memorandum or the filing with the Commission any document that will be incorporated by reference therein, the Company and the Issuer will furnish to the Representative and counsel for the Initial Purchasers a copy of the proposed Offering Memorandum or such amendment or supplement or document to be incorporated by reference therein for review, and will not distribute any such proposed Offering Memorandum, amendment or supplement or allow to be filed any such document with the Commission to which the Representative reasonably objects; provided that, if in the opinion of the outside counsel of the Company or the Issuer, such proposed amendment or supplement is required by law, the Company and the Issuer can make such amendment or supplement, notwithstanding any such reasonable objection.

(c) Additional Written Communications.  Before using, authorizing, approving or referring to any Issuer Written Communication, the Issuer will furnish to the Representative and counsel for the Initial Purchasers a copy of such written communication for review and will not use, authorize, approve or refer to any such written communication to which the Representative reasonably objects.

(d) Notice to the Representative.  The Company and the Issuer will advise the Representative promptly, and confirm such advice in writing, (i) of the issuance by any governmental or regulatory authority of any order preventing or suspending the use of any of the Time of Sale Information, any Issuer Written Communication or the Offering Memorandum or the initiation or threatening of any proceeding for that purpose; (ii) of the occurrence of any event at any time prior to the completion of the initial offering of the Securities as a result of which any of the Time of Sale Information, any Issuer Written Communication or the Offering Memorandum as then amended or supplemented would include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances existing when such Time of Sale Information, such Issuer Written Communication or the Offering Memorandum is delivered to a purchaser, not misleading; and (iii) of the receipt by the Issuer or the Company of any notice with respect to any suspension of the qualification of the Securities for offer and sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose; and the Company and the Issuer will use its reasonable best efforts to prevent the issuance of any such order preventing or suspending the use of any of the Time of Sale Information, any Issuer Written Communication or the Offering Memorandum or suspending any such qualification of the Securities and, if any such order is issued, will obtain as soon as possible the withdrawal thereof.

(e) Ongoing Compliance of the Time of Sale Information and the Offering Memorandum.  (1) If at any time prior to the completion of the initial offering of the Securities by the Initial Purchasers (i) any event shall occur or condition shall exist as a result of which the Offering Memorandum as then amended or supplemented would include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances existing when the Offering Memorandum is delivered to a purchaser, not misleading or (ii) it is necessary to amend or supplement the Offering Memorandum to comply with law, the Company and the Issuer will promptly notify the Initial Purchasers thereof and forthwith prepare and, subject to paragraph (b) above, furnish to the Initial Purchasers such amendments or supplements to the Offering Memorandum as may be necessary so that the statements in the Offering Memorandum as so amended or supplemented will not, in the light of the circumstances existing when the Offering Memorandum is delivered to a purchaser, be misleading or so that the Offering Memorandum will comply with law; and (2) if at any time prior to the Closing Date (i) any event shall occur or condition shall exist as a result of which any of the Time of Sale Information as then amended or supplemented would include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading or (ii) it is necessary to amend or supplement any of the Time of Sale Information so that any of the Time of Sale Information will not include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading, the Company and the Issuer will promptly notify the Initial Purchasers thereof and forthwith prepare and, subject to paragraph (b) above, furnish to the Initial Purchasers such amendments or supplements to any of the Time of Sale Information as may be necessary so that the statements in any of the Time of Sale Information as so amended or supplemented will not, in light of the circumstances under which they were made, be misleading.

(f) Blue Sky Compliance.  The Issuer will cooperate with the Initial Purchasers and counsel for the Initial Purchasers to qualify or register (or to obtain exemption from qualifying or registering) the Securities for offer and sale under the securities or Blue Sky laws of such jurisdictions as the Representative shall reasonably request and will continue such qualifications, registrations and exemptions in effect so long as required for the offering and resale of the Securities; provided that neither the Issuer nor any of the Guarantors shall be required to (i) qualify as a foreign corporation or other entity or as a dealer in securities in any such jurisdiction where it would not otherwise be required to so qualify; (ii) file any general consent to service of process in any such jurisdiction; or (iii) subject itself to taxation in any such jurisdiction if it is not otherwise so subject.

(g) Clear Market.  During the period from the date hereof through and including the date that is 90 days after the date hereof, none of the Issuer or the Guarantors will, without the prior written consent of the Representative, offer, sell, contract to sell or otherwise dispose of any debt securities (other than loans pursuant to credit facilities described in the Time of Sale Information and the Offering Memorandum or loans paid off by the Company or any of its subsidiaries in the ordinary course of business) issued or guaranteed by the Issuer or any of the Guarantors and having a tenor of more than one year.

(h) Use of Proceeds.  The Issuer will apply the net proceeds from the sale of the Securities as described in each of the Time of Sale Information and the Offering Memorandum under the heading “Use of proceeds”.

(i) Listing.  The Issuer and each of the Guarantors will use its commercially reasonable efforts to (i) effect the admission to trading and listing of the Securities on the Official List of the Irish Stock Exchange’s Global Exchange Market (the “Exchange”) as promptly as practicable after the date hereof; (ii) deliver to the Exchange such listing particulars, documents, information and undertakings as may be required in connection with obtaining such listing; and (iii) maintain such listing and admission to trading of the Notes on the Exchange for as long as any of the Notes are outstanding.

(j) Supplying Information.  While the Securities remain outstanding and are “restricted securities” within the meaning of Rule 144(a)(3) under the Securities Act, the Issuer and each of the Guarantors will, during any period in which the Issuer is not subject to and in compliance with Section 13 or 15(d) of the Exchange Act, furnish to holders of the Securities and prospective purchasers of the Securities designated by such holders, upon the request of such holders or such prospective purchasers, the information required to be delivered pursuant to Rule 144A(d)(4) under the Securities Act.

(k) Euroclear and Clearstream.   The Issuer will assist the Initial Purchasers in arranging for the Securities to be eligible for clearance and settlement through Euroclear Clearstream.

(l) No Resales by the Company.  The Issuer will not, and will not permit any of its affiliates (as defined in Rule 144 under the Securities Act) to, resell any of the Securities that have been acquired by any of them, except for Securities purchased by the Issuer or any of its affiliates and resold in a transaction registered under the Securities Act.

(m) No Integration.  Neither the Issuer nor any of its affiliates (as defined in Rule 501(b) of Regulation D) will, directly or through any agent, sell, offer for sale, solicit offers to buy or otherwise negotiate in respect of, any security (as defined in the Securities Act), that is or will be integrated with the sale of the Securities in a manner that would require registration of the Securities under the Securities Act.

(n) No General Solicitation or Directed Selling Efforts.  None of the Issuer or any of its affiliates or any other person acting on its or their behalf (other than the Initial Purchasers, as to which no covenant is given) will (i) solicit offers for, or offer or sell, the Securities by means of any form of general solicitation or general advertising within the meaning of Rule 502(c) of Regulation D or in any manner involving a public offering within the meaning of Section 4(2) of the Securities Act or (ii) with respect to those Securities offered or sold in reliance upon Regulation S, engage in any directed selling efforts within the meaning of Regulation S, and all such persons will comply with the offering restrictions requirement of Regulation S.

(o) No Stabilization.  Neither the Issuer nor any of its affiliates will take, directly or indirectly, any action designed to or that could reasonably be expected to cause or result in any stabilization or manipulation of the price of the Securities.

(p) Legended Securities.  Each certificate for a Security will bear the applicable legend(s) contained in “Notice to investors” in the Preliminary Offering Memorandum for the time period and upon the other terms stated in the Preliminary Offering Memorandum.

5. Certain Agreements of the Initial Purchasers.  Each Initial Purchaser hereby severally represents and agrees that it has not and will not use, authorize use of, refer to, or participate in the planning for use of, any written communication that constitutes an offer to sell or the solicitation of an offer to buy the Securities other than (i) the Preliminary Offering Memorandum and the Offering Memorandum; (ii) a written communication that contains no “issuer information” (as defined in Rule 433(h)(2) under the Securities Act) that was not included (including through incorporation by reference) in the Preliminary Offering Memorandum or the Offering Memorandum; (iii) any written communication listed on Annex A or prepared pursuant to Section 4(c) above (including any electronic road show); (iv) any written communication prepared by such Initial Purchaser and approved by the Issuer in advance in writing; or (iv) any written communication relating to or that contains the terms of the Securities and/or other information that was included (including through incorporation by reference) in the Preliminary Offering Memorandum or the Offering Memorandum.

6. Conditions of Initial Purchasers’ Obligations.  The obligation of each Initial Purchaser to purchase Securities on the Closing Date as provided herein is subject to the performance by the Issuer and each of the Guarantors of their respective covenants and other obligations hereunder and to the following additional conditions:

(a) Representations and Warranties.  The representations and warranties of the Issuer and the Guarantors contained herein shall be true and correct on the date hereof and on and as of the Closing Date; and the statements of the Issuer, the Guarantors and their respective officers made in any certificates delivered pursuant to this Agreement shall be true and correct on and as of the Closing Date.

(b) No Downgrade.  From and after the Time of Sale and prior to the Closing Date no downgrading shall have occurred in the rating accorded the Securities or any other debt securities or preferred stock issued or guaranteed by the Indirect Parent or any of its subsidiaries by any nationally recognized statistical rating organization.

(c) No Material Adverse Change.  For the period from and after the signing of this Agreement and prior to the Closing Date, no event or condition of a type described in Section 3(e) hereof shall have occurred or shall exist, which event or condition is not described in each of the Time of Sale Information (excluding any amendment or supplement thereto) and the Offering Memorandum (excluding any amendment or supplement thereto), the effect of which in the judgment of the Representative makes it impracticable or inadvisable to proceed with the offering, sale or delivery of the Securities on the terms and in the manner contemplated by this Agreement, the Time of Sale Information and the Offering Memorandum.

(d) Officer’s Certificate.  The Representative shall have received on and as of the Closing Date a certificate of an executive officer of the Issuer and of each Guarantor who has specific knowledge of such party’s financial matters and is satisfactory to the Representative (i) confirming that such officer has carefully reviewed the Time of Sale Information and the Offering Memorandum and, to the best knowledge of such officer, the representations set forth in Sections 3(a) and 3(b) hereof are true and correct; (ii) confirming that the other representations and warranties of the Issuer and the Guarantors in this Agreement are true and correct and that the Issuer and the Guarantors have complied with all agreements and satisfied all conditions on their part to be performed or satisfied hereunder at or prior to the Closing Date; (iii) to the effect set forth in paragraphs (b) and (c) above; and (iv) confirming which Guarantors, organized or incorporated outside the state of Delaware, are “significant subsidiaries,” if any, of the Issuer as such term is defined under Rule 1-02(w) of Regulation S-X promulgated under the Securities Act.

(e) Chief Financial Officer’s Certificate.  The Representative shall have received on and as of the date hereof and the Closing Date a certificate of David B. Wyshner, Senior Executive Vice President and Chief Financial Officer of Avis Budget Group, Inc., substantially in the form attached hereto as Exhibit A (the “CFO Certificate”).

(f) Comfort Letters.  On the date of this Agreement and on the Closing Date, Deloitte & Touche LLP shall have furnished to the Representative, at the request of the Issuer, letters, dated the respective dates of delivery thereof and addressed to the Initial Purchasers, in form and substance reasonably satisfactory to the Representative, containing statements and information of the type customarily included in accountants’ “comfort letters” to underwriters with respect to the financial statements and certain financial information contained or incorporate by reference in each of the Time of Sale Information and the Offering Memorandum; provided that the letter delivered on the Closing Date shall use a “cut-off” date no more than three business days prior to the Closing Date.

(g) Opinion and Negative Assurance Letter of Counsel for the Issuer and the Guarantors.  (i) Kirkland & Ellis LLP, United States counsel for the Issuer and the Guarantors, and Kirkland & Ellis International LLP, United Kingdom counsel for the Issuer and the Guarantors, shall have furnished to the Representative, at the request of the Issuer, their written opinions and negative assurance letter, dated the Closing Date and addressed to the Initial Purchasers, substantially in the form attached hereto as Exhibit B-1 and B-2 (the “Kirkland Opinions”), (ii) Ogier, Jersey counsel for the Issuer shall have furnished to the Representative, at the request of the Issuer, their written opinion, dated the Closing Date and addressed to the Initial Purchasers in the form attached hereto as Exhibit C (the “Jersey Opinion”) and (iii) Bryon L. Koepke, Senior Vice President and Chief Securities Counsel of the Company, shall have furnished to the Representative, at the request of the Issuer, his written opinion, dated the Closing Date and addressed to the Initial Purchasers, substantially in the form attached hereto as Exhibit D (the “Company Opinion”).

(h) Additional Opinions with respect to the Guarantors.  The Initial Purchasers shall receive opinions covering the laws of organization or incorporation of those Guarantors organized or incorporated outside the State of Delaware if any such Guarantor is a “significant subsidiary” as such term is defined under Rule 1-02(w) of Regulation S-X promulgated under the Securities Act, either individually or taken together with other such Guarantors, in form and substance reasonably satisfactory to the Representative.

(i) Opinion and Negative Assurance Letter of Counsel for the Initial Purchasers.  The Representative shall have received on and as of the Closing Date an opinion and negative assurance letter of Skadden, Arps, Slate, Meagher & Flom LLP, counsel for the Initial Purchasers, with respect to such matters as the Representative may reasonably request, and such counsel shall have received such documents and information as they may reasonably request to enable them to pass upon such matters.

(j) No Legal Impediment.  No action shall have been taken and no statute, rule, regulation or order shall have been enacted, adopted or issued by any federal, state or foreign governmental or regulatory authority that would, as of the Closing Date, prevent the issuance or sale of the Securities or the issuance of the Guarantees or the Acquisition; and no injunction or order of any federal, state or foreign court shall have been issued that would, as of the Closing Date, prevent the issuance or sale of the Securities or the issuance of the Guarantees or the Acquisition.

(k) Good Standing.  The Representative shall have received on and as of the Closing Date satisfactory evidence of the good standing of each of the Issuer and the Guarantors in their respective jurisdictions of organization and their good standing in such other jurisdictions as the Representative may reasonably request, in each case in writing or any standard form of telecommunication, from the appropriate governmental authorities of such jurisdictions.

(l) Euroclear or Clearstream.  The Securities shall be eligible for clearance and settlement through Euroclean or Clearstream.

(m) No Termination of the Merger Agreement. Neither Indirect Parent or Merger Sub, on the one hand, nor Zipcar, on the other hand, shall have terminated the Merger Agreement or delivered a notice to the other party stating their intent to terminate the Merger Agreement, nor shall the Merger Agreement have been amended or modified in any respect that, in the good faith determination of the Indirect Parent, is materially adverse to the Indirect Parent and its subsidiaries (after giving effect to the Acquisition), taken as a whole, or to the holders of the Securities.

(n) Escrow Documents.  The Initial Purchasers shall have received a copy of the Escrow Agreement which shall have been executed and delivered by a duly authorized officer of each of the Issuer, the Indirect Parent and the Escrow Agent.  The Initial Purchasers shall have received a copy of the Escrow Security Agreement which shall have been executed and delivered by a duly authorized officer of each of the Issuer and The Bank of Nova Scotia Trust Company of New York, as trustee.

(o) Deposit of Escrow Funds.  €8,583,333.33 (in addition to the proceeds from the sale of the Securities) shall have been deposited in the escrow account established pursuant to the Escrow Agreement by the Issuer or one of its affiliates.

(p) Additional Documents.  On or prior to the Closing Date, the Issuer and the Guarantors shall have furnished to the Representative such further certificates and documents as the Representative may reasonably request.

All opinions, letters, certificates and evidence mentioned above or elsewhere in this Agreement shall be deemed to be in compliance with the provisions hereof only if they are in form and substance reasonably satisfactory to counsel for the Initial Purchasers.

7. Indemnification and Contribution.

(a) Indemnification of the Initial Purchasers.  The Issuer and each of the Guarantors jointly and severally agree to indemnify and hold harmless each Initial Purchaser, its affiliates, directors and officers and each person, if any, who controls such Initial Purchaser within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, from and against any and all losses, claims, damages and liabilities (including, without limitation, legal fees and other expenses reasonably incurred in connection with any suit, action or proceeding or any claim asserted, as such fees and expenses are incurred), joint or several, that arise out of, or are based upon, any untrue statement or alleged untrue statement of a material fact contained in the Preliminary Offering Memorandum, any of the other Time of Sale Information, any Issuer Written Communication or the Offering Memorandum (or any amendment or supplement thereto) or any omission or alleged omission to state therein a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, in each case except insofar as such losses, claims, damages or liabilities arise out of, or are based upon, any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with any information relating to any Initial Purchaser furnished to the Issuer in writing by such Initial Purchaser through the Representative expressly for use therein

(b) Indemnification of the Issuer and the Guarantors.  Each Initial Purchaser agrees, severally and not jointly, to indemnify and hold harmless the Issuer, each of the Guarantors, each of their respective directors and officers and each person, if any, who controls the Issuer or any of the Guarantors within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act to the same extent as the indemnity set forth in paragraph (a) above, but only with respect to any losses, claims, damages or liabilities that arise out of, or are based upon, any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with any information relating to such Initial Purchaser furnished to the Issuer in writing by such Initial

Purchaser through the Representative expressly for use in the Preliminary Offering Memorandum, any of the other Time of Sale Information, any Issuer Written Communication or the Offering Memorandum (or any amendment or supplement thereto), it being understood and agreed that the only such information furnished by any Initial Purchaser consists of the following: the information contained in (i) the first sentence in the second paragraph, (ii) the second and third sentences under the fifth paragraph, (iii) the third and fourth sentences under the sixth paragraph, (iv) the eighth paragraph, (v) the fifteenth paragraph and (vi) the nineteenth paragraph under the heading “Plan of Distribution” in the Preliminary Offering Memorandum and the Offering Memorandum.

(c) Notice and Procedures.  If any suit, action, proceeding (including any governmental or regulatory investigation), claim or demand shall be brought or asserted against any person in respect of which indemnification may be sought pursuant to either paragraph (a) or (b) above, such person (the “Indemnified Person”) shall promptly notify the person against whom such indemnification may be sought (the “Indemnifying Person”) in writing; provided that the failure to notify the Indemnifying Person shall not relieve it from any liability that it may have under paragraph (a) or (b) above except to the extent that it has been materially prejudiced (through the forfeiture of substantive rights or defenses) by such failure; and provided, further, that the failure to notify the Indemnifying Person shall not relieve it from any liability that it may have to an Indemnified Person otherwise than under paragraph (a) or (b) above.  If any such proceeding shall be brought or asserted against an Indemnified Person and it shall have notified the Indemnifying Person thereof, the Indemnifying Person shall retain counsel reasonably satisfactory to the Indemnified Person (who shall not, without the consent of the Indemnified Person, be counsel to the Indemnifying Person) to represent the Indemnified Person and any others entitled to indemnification pursuant to this Section 7 that the Indemnifying Person may designate in such proceeding and shall pay the fees and expenses of such proceeding and shall pay the reasonable fees and expenses of such counsel related to such proceeding, as incurred.  In any such proceeding, any Indemnified Person shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such Indemnified Person unless (i) the Indemnifying Person and the Indemnified Person shall have mutually agreed to the contrary; (ii) the Indemnifying Person has failed within a reasonable time to retain counsel reasonably satisfactory to the Indemnified Person; (iii) the Indemnified Person shall have reasonably concluded that there may be legal defenses available to it that are different from or in addition to those available to the Indemnifying Person; or (iv) the named parties in any such proceeding (including any impleaded parties) include both the Indemnifying Person and the Indemnified Person and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them.  It is understood and agreed that the Indemnifying Person shall not, in connection with any proceeding or related proceeding in the same jurisdiction, be liable for the reasonable fees and expenses of more than one separate firm (in addition to any local counsel) for all Indemnified Persons, and that all such reasonable fees and expenses shall be reimbursed as they are incurred.  Any such separate firm for any Initial Purchaser, its affiliates, directors and officers and any control persons of such Initial Purchaser shall be designated in writing by the Representative and any such separate firm for the Issuer, the Guarantors, their respective directors and officers and any control persons of the Issuer and the Guarantors shall be designated in writing by the Company.  The Indemnifying Person shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent or if there be a final judgment for the plaintiff, the Indemnifying Person agrees to indemnify each Indemnified Person from and against any loss or liability by reason of such settlement or judgment.  Notwithstanding the foregoing sentence, if at any time an Indemnified Person shall have requested that an Indemnifying Person reimburse the Indemnified Person for reasonable fees and expenses of counsel as contemplated by this paragraph, the Indemnifying Person shall be liable for any settlement of any proceeding effected without its written consent if (i) such settlement is entered into more than 30 days after receipt by the Indemnifying Person of such request, (ii) the Indemnifying Person shall not have reimbursed the Indemnified Person in accordance with such request prior to the date of such settlement unless such fees and expenses are being disputed in good faith, and (iii) the Indemnified Person shall have given at least 30 days written notice of its intention to settle.  No Indemnifying Person shall, without the written consent of the Indemnified Person, effect any settlement of any pending or threatened proceeding in respect of which any Indemnified Person is or could have been a party and indemnification is or could have been sought hereunder by such Indemnified Person, unless such settlement (x) includes an unconditional release of such Indemnified Person, in form and substance reasonably satisfactory to such Indemnified Person, from all liability on claims that are the subject matter of such proceeding and (y) does not include any statement as to or any admission of fault, culpability or a failure to act by or on behalf of any Indemnified Person.

(d) Contribution.  If the indemnification provided for in paragraphs (a) and (b) above is unavailable to or insufficient to hold harmless an Indemnified Person or insufficient in respect of any losses, claims, damages or liabilities referred to therein, then each Indemnifying Person under such paragraph, in lieu of indemnifying such Indemnified Person thereunder, shall contribute to the aggregate amount paid or payable by such Indemnified Person, as incurred, as a result of such losses, claims, damages or liabilities (i) in such proportion as is appropriate to reflect the relative benefits received by the Issuer and the Guarantors on the one hand and the Initial Purchasers on the other from the offering of the Securities pursuant to this Agreement or (ii) if the allocation provided by clause (i) is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) but also the relative fault of the Issuer and the Guarantors on the one hand and the Initial Purchasers on the other in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations.  The relative benefits received by the Issuer and the Guarantors on the one hand and the Initial Purchasers on the other shall be deemed to be in the same respective proportions as the net proceeds (before deducting expenses) received by the Issuer from the sale of the Securities pursuant to this Agreement and the total discounts and commissions received by the Initial Purchasers in connection therewith, as provided in this Agreement, bear to the aggregate initial offering price of the Securities.  The relative fault of the Issuer and the Guarantors on the one hand and the Initial Purchasers on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Issuer or any Guarantor or by the Initial Purchasers and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

(e) Limitation on Liability.  The Issuer, the Guarantors and the Initial Purchasers agree that it would not be just and equitable if contribution pursuant to this Section 7 were determined by pro rata allocation (even if the Initial Purchasers were treated as one entity for such purpose) or by any other method of allocation that does not take account of the equitable considerations referred to in paragraph (d) above.  The amount paid or payable by an Indemnified Person as a result of the losses, claims, damages and liabilities referred to in paragraph (d) above shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such Indemnified Person in connection with investigating, defending or preparing to defend any such action or claim.  Notwithstanding the provisions of this Section 7, in no event shall an Initial Purchaser be required to contribute any amount in excess of the amount by which the total discounts and commissions received by such Initial Purchaser with respect to the offering of the Securities exceeds the amount of any damages that such Initial Purchaser has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission.  No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.  The Initial Purchasers’ obligations to contribute pursuant to this Section 7 are several in proportion to their respective purchase obligations hereunder and not joint.

(f) Non-Exclusive Remedies.  The remedies provided for in this Section 7 are not exclusive and shall not limit any rights or remedies that may otherwise be available to any Indemnified Person at law or in equity.

8. Effectiveness of Agreement.  This Agreement shall become effective upon the execution and delivery hereof by the parties hereto.

9. Termination.  This Agreement may be terminated in the absolute discretion of the Representative, by notice to the Issuer, if after the execution and delivery of this Agreement and on or prior to the Closing Date (i) trading generally shall have been suspended or materially limited on the New York Stock Exchange or Nasdaq Stock Market; (ii) trading of any securities issued or guaranteed by the Issuer or any of the Guarantors shall have been suspended on any exchange or in any over-the-counter market; (iii) a general moratorium on commercial banking activities shall have been declared by federal or New York State authorities; (iv) there shall have occurred any outbreak or escalation of hostilities or any change in financial markets or any calamity or crisis, either within or outside the United States, that, in the judgment of the Representative, is material and adverse to, and makes it impracticable or inadvisable to proceed with, the offering, sale or delivery, of the Securities on the terms and in the manner contemplated by this Agreement, the Time of Sale Information and the Offering Memorandum; or (v) the representation in Section 3(a) is incorrect in any respect.

10. Defaulting Initial Purchaser.  (a)  If, on the Closing Date, any Initial Purchaser defaults on its obligation to purchase the Securities that it has agreed to purchase hereunder, the non-defaulting Initial Purchasers may in their discretion arrange for the purchase of such Securities by other persons satisfactory to the Issuer on the terms contained in this Agreement.  If, within 36 hours after any such default by any Initial Purchaser, the non-defaulting Initial Purchasers do not arrange for the purchase of such

Securities, then the Issuer shall be entitled to a further period of 36 hours within which to procure other persons satisfactory to the non-defaulting Initial Purchasers to purchase such Securities on such terms.  If other persons become obligated or agree to purchase the Securities of a defaulting Initial Purchaser, either the non-defaulting Initial Purchasers or the Issuer may postpone the Closing Date for up to five full business days in order to effect any changes that in the opinion of counsel for the Issuer or counsel for the Initial Purchasers may be necessary in the Time of Sale Information, the Offering Memorandum or in any other document or arrangement, and the Indirect Parent and the Issuer agrees to promptly prepare any amendment or supplement to the Time of Sale Information or the Offering Memorandum that effects any such changes.  As used in this Agreement, the term “Initial Purchaser” includes, for all purposes of this Agreement unless the context otherwise requires, any person not listed in Schedule 1 hereto that, pursuant to this Section 10, purchases Securities that a defaulting Initial Purchaser agreed but failed to purchase.

(b) If, after giving effect to any arrangements for the purchase of the Securities of a defaulting Initial Purchaser or Initial Purchasers by the non-defaulting Initial Purchasers and the Issuer as provided in paragraph (a) above, the aggregate principal amount of such Securities that remains unpurchased does not exceed one-eleventh of the aggregate principal amount of all the Securities, then the Issuer shall have the right to require each non-defaulting Initial Purchaser to purchase the principal amount of Securities that such Initial Purchaser agreed to purchase hereunder plus such Initial Purchaser’s pro rata share (based on the principal amount of Securities that such Initial Purchaser agreed to purchase hereunder) of the Securities of such defaulting Initial Purchaser or Initial Purchasers for which such arrangements have not been made.

(c) If, after giving effect to any arrangements for the purchase of the Securities of a defaulting Initial Purchaser or Initial Purchasers by the non-defaulting Initial Purchasers and the Issuer as provided in paragraph (a) above, the aggregate principal amount of such Securities that remains unpurchased exceeds one-eleventh of the aggregate principal amount of all the Securities, or if the Issuer shall not exercise the right described in paragraph (b) above, then this Agreement shall terminate without liability on the part of the non-defaulting Initial Purchasers.  Any termination of this Agreement pursuant to this Section 10 shall be without liability on the part of the Issuer or the Guarantors, except that the Issuer and each of the Guarantors will continue to be liable for the payment of expenses as set forth in Section 11 hereof and except that the provisions of Section 7 hereof shall not terminate and shall remain in effect.

(d) Nothing contained herein shall relieve a defaulting Initial Purchaser of any liability it may have to the Issuer, the Guarantors or any non-defaulting Initial Purchaser for damages caused by its default.

11. Payment of Expenses.  (a)  Whether or not the transactions contemplated by this Agreement are consummated or this Agreement is terminated, the Issuer and each of the Guarantors jointly and severally agree to pay or cause to be paid all costs and expenses incident to the performance of their respective obligations hereunder, including, without limitation, (i) the costs incident to the authorization, issuance, sale, preparation and delivery of the Securities and any taxes payable in that connection; (ii) the costs incident to the preparation and printing of the Preliminary Offering Memorandum, any other Time of Sale Information, any Issuer Written Communication and the Offering Memorandum (including any amendments or supplements thereto) and the distribution thereof; (iii) the costs of reproducing and distributing each of the Transaction Documents; (iv) the fees and expenses of the Issuer’s and the Guarantors’ counsel and independent accountants; (v) the fees and expenses incurred in connection with the registration or qualification and determination of eligibility for investment of the Securities under the laws of such jurisdictions as the Representative may designate and the preparation, printing and distribution of a Blue Sky Memorandum (including the related fees and expenses of counsel for the Initial Purchasers); (vi) any fees charged by rating agencies for rating the Securities; (vii) the fees and expenses of the Trustee and any paying agent (including related fees and expenses of any counsel to such parties); (viii) all expenses and application fees incurred in connection with the approval of the Securities for book-entry transfer by Euroclear and Clearstream; (ix) the fees and expenses incurred in connection with the listing of the Securities and (x) 50% of all expenses incurred by the Issuer in connection with any “road show” presentation to potential investors.

(b) If (i) this Agreement is terminated pursuant to Section 9 (other than pursuant to clause (v) of Section 9 if the Issuer and the Initial Purchasers subsequently enter into another agreement for the Initial Purchasers to purchase the same or substantially similar securities of the Issuer), (ii) the Issuer for any reason fails to tender the Securities for delivery to the Initial Purchasers or (iii) the Initial Purchasers decline to purchase the Securities for any reason permitted under this Agreement, the Issuer and each of the Guarantors jointly and severally agree to reimburse the Initial Purchasers for all out-of-pocket costs and expenses (including the fees and expenses of their counsel) reasonably incurred by the Initial Purchasers in connection with this Agreement and the offering contemplated hereby.

(c) All amounts payable by the Issuer or any of the Guarantors jointly or severally under this Agreement shall be exclusive of value added tax or any similar taxes (“VAT”).  In addition, all such VAT (where applicable) shall be paid at the same time and in the same manner as the payment to which such VAT relates.  For the avoidance of doubt, all amounts charged by the Initial Purchasers or for which the Initial Purchasers are to be reimbursed will be invoiced and payable together with VAT, where applicable.  In the case where VAT has been charged in respect of any cost, charge or expense incurred by the Initial Purchasers and for which the Initial Purchasers are to be reimbursed, the Issuer and each of the Guarantors shall be obligated to reimburse the Initial Purchasers for such VAT only for the extent that if the Initial Purchasers determine that such VAT is not recoverable by them by way of repayment or credit.

(d) The Issuer and the Guarantors agree to pay all Stamp Taxes payable in each Relevant Taxing Jurisdiction on (i) the creation, issue or delivery of the Securities and the Guarantees; (ii) the purchase, resale and delivery of the Securities by the Initial Purchasers as contemplated in this Agreement; and (iii) the execution and delivery of the Transaction Documents.

12. Persons Entitled to Benefit of Agreement.  This Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective successors and any controlling persons referred to herein, and the affiliates, officers and directors of each Initial Purchaser referred to in Section 7 hereof.  Nothing in this Agreement is intended or shall be construed to give any other person any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision contained herein.  No purchaser of Securities from any Initial Purchaser shall be deemed to be a successor merely by reason of such purchase.

13. Survival.  The respective indemnities, rights of contribution, representations, warranties and agreements of the Issuer, the Guarantors and the Initial Purchasers contained in this Agreement or made by or on behalf of the Issuer, the Guarantors or the Initial Purchasers pursuant to this Agreement or any certificate delivered pursuant hereto shall survive the delivery of and payment for the Securities and shall remain in full force and effect, regardless of any termination of this Agreement or any investigation made by or on behalf of the Issuer, the Guarantors or the Initial Purchasers.

14. Certain Defined Terms.  For purposes of this Agreement, (a) except where otherwise expressly provided, the term “affiliate” has the meaning set forth in Rule 405 under the Securities Act; (b) the term “business day” means any day other than a day on which banks are permitted or required to be closed in New York City; and (c) the term “subsidiary” has the meaning set forth in Rule 405 under the Securities Act.

15. Governing Law Provisions.  (a)  Governing Law.  THIS AGREEMENT AND ANY CLAIM, CONTROVERSY OR DISPUTE ARISING UNDER OR RELATED TO THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

(b) Consent to Jurisdiction.  Any legal suit, action or proceeding arising out of or based upon this Agreement or the transactions contemplated hereby (“Related Proceedings”) may be instituted in the federal courts of the United States of America located in the City and County of New York or the courts of the State of New York in each case located in the City and County of New York (collectively, the “Specified Courts”), and each party irrevocably submits to the exclusive jurisdiction (except for suits, actions, or proceedings instituted in regard to the enforcement of a judgment of any Specified Court in a Related Proceeding, as to which such jurisdiction is non-exclusive) of the Specified Courts in any Related Proceeding.  Service of any process, summons, notice or document by mail to such party’s address set forth above shall be effective service of process for any Related Proceeding brought in any Specified Court.  The parties irrevocably and unconditionally waive any objection to the laying of venue of any Specified Proceeding in the Specified Courts and irrevocably and unconditionally waive and agree not to plead or claim in any Specified Court that any Related Proceeding brought in any Specified Court has been brought in an inconvenient forum.

(c) Authorized Agent.  The Issuer has appointed Corporation Service Company at 1180 Avenue of the Americas, Suite 210, New York, NY 10036 as its authorized agent (the “Authorized Agent”) upon whom process may be served in any suit, action or proceeding arising out of or based upon any of the Transaction Documents to which it is a party or the transactions contemplated therein which may be instituted in the Specified Courts, by any Initial Purchaser, the directors, officers, employees and agents of any Initial Purchaser, or by any person who controls any Initial Purchaser.  The Issuer hereby represents and warrants that the Authorized Agent has accepted such appointment and has agreed to act as said agent for service of process, and the Issuer agrees to take any and all action, including the filing of any and all documents that may be necessary to continue such appointment in full force and effect as aforesaid.  Service of process upon the Authorized Agent and written notice to the Issuer shall be deemed, in every respect, effective service of process upon the Issuer.

(d) Waiver of Immunity.  To the extent that the Issuer has or hereafter may acquire any immunity (sovereign or otherwise) from any legal action, suit or proceeding, from jurisdiction of any court or from set-off or any legal process (whether service or notice, attachment in aid or otherwise) with respect to itself or any of its property, the Issuer hereby irrevocably waives and agrees not to plead or claim such immunity in respect of its obligations under this each of the Transaction Documents to which it is a party.

(e) Waiver of Jury Trial.  The Issuer and the Initial Purchasers hereby irrevocably waives, to the fullest extent permitted by applicable law, any and all right to trial by jury in any legal proceeding arising out of or relating to any of the Transaction Documents to which it is a party or the transactions contemplated hereby.

16. Miscellaneous.  (a)  Authority of the Representative.  Any action by the Initial Purchasers hereunder may be taken by the Representative on behalf of the Initial Purchasers, and any such action taken by the Representative shall be binding upon the Initial Purchasers.

(b) Notices.  All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given if mailed or transmitted and confirmed by any standard form of telecommunication.  Notices to the Initial Purchasers shall be given to the Representative c/o Citigroup Global Markets Limited, Canada Square, Canary Wharf, London E14 5LB (fax:+44 207 988 9090; Attention: General Counsel); Notices to the Issuer and the Guarantors shall be given to them at 6 Sylvan Way, Parsippany, NJ 07054 (fax: 973-496-5080); Attention: Treasurer.

(c) Entire Agreement.  This Agreement constitutes the entire agreement of the parties to this Agreement and supersedes all prior written or oral and contemporaneous oral agreements, understandings and negotiations with respect to the subject matter hereof.

(d) Counterparts.  This Agreement may be signed in counterparts (which may include counterparts delivered by any standard form of telecommunication), each of which shall be an original and all of which together shall constitute one and the same instrument.  Delivery of an executed counterpart of a signature page to this Agreement by telecopier, facsimile or other electronic transmission (i.e., a “pdf” or “tif”) shall be effective as delivery of a manually executed counterpart thereof.

(e) Amendments or Waivers.  No amendment or waiver of any provision of this Agreement, nor any consent or approval to any departure therefrom, shall in any event be effective unless the same shall be in writing and signed by the parties hereto.

(f) Headings.  The headings herein are included for convenience of reference only and are not intended to be part of, or to affect the meaning or interpretation of, this Agreement.

(g) Partial Unenforceability.  The invalidity or unenforceability of any section, paragraph or provision of this Agreement shall not affect the validity or enforceability of any other section, paragraph or provision hereof.  If any section, paragraph or provision of this Agreement is for any reason determined to be invalid or unenforceable, there shall be deemed to be made such minor changes (and only such minor changes) as are necessary to make it valid and enforceable.

If the foregoing is in accordance with your understanding, please indicate your acceptance of this Agreement by signing in the space provided below.
Very truly yours,

By	AVIS BUDGET FINANCE PLC /s/ David B. Wyshner
Name: Title:	David Wyshner Director

By	AVIS BUDGET GROUP, INC. /s/ David B. Wyshner
Name: Title:	David Wyshner Senior Executive Vice President and Chief Financial Officer

By	AVIS BUDGET HOLDINGS, LLC /s/ David B. Wyshner
Name: Title:	David Wyshner Senior Executive Vice President and Chief Financial Officer

By	AVIS BUDGET CAR RENTAL, LLC /s/ David B. Wyshner
Name: Title:	David Wyshner Senior Executive Vice President and Chief Financial Officer

By
AB CAR RENTAL SERVICES, INC.
ARACS LLC
AVIS ASIA AND PACIFIC, LLC
AVIS BUDGET FINANCE, INC.
AVIS CAR RENTAL GROUP, LLC
AVIS CARIBBEAN, LIMITED
AVIS ENTERPRISES, INC.
AVIS GROUP HOLDINGS, LLC
AVIS INTERNATIONAL, LTD.
AVIS OPERATIONS, LLC
AVIS RENT A CAR SYSTEM, LLC
PF CLAIMS MANAGEMENT, LTD.
PR HOLDCO, INC.
WIZARD CO., INC.

/s/ Rochelle Tarlowe

Name: Title:	Rochelle Tarlowe Vice President and Treasurer

By	BGI LEASING, INC. BUDGET RENT A CAR SYSTEM, INC. BUDGET RENT A CAR LICENSOR, LLC BUDGET TRUCK RENTAL LLC RUNABOUT, LLC WIZARD SERVICES, INC. /s/ David B. Wyshner
Name: Title:	David Wyshner Senior Executive Vice President and Chief Financial Officer

The foregoing Agreement is hereby confirmed and accepted by the Initial Purchasers as of the date first written above.

By:	Citigroup Global Markets Limited /s/ Jackie Legget
Name: Title:	Jackie Legget Delegated Signatory

For themselves and the other several Underwriters, if any, named in Schedule I to the foregoing Agreement.

Schedule 1

Name of Initial Purchaser	Principal Amount of the Notes
Citigroup Global Markets Limited	€77,050,000
Crédit Agricole Corporate and Investment Bank	€47,650,000
Deutsche Bank Securities Inc.	€47,650,000
J.P. Morgan Securities plc	€47,650,000
Mitsubishi UFJ Securities International plc	€10,000,000
Natixis	€10,000,000
UniCredit Bank AG	€10,000,000

TOTAL	€250,000,000

Schedule 1-1

Schedule 2

Subsidiary Guarantors

AB Car Rental Services, Inc.
ARACS LLC
Avis Asia and Pacific, LLC
Avis Budget Finance, Inc.
Avis Car Rental Group, LLC
Avis Caribbean, Limited
Avis Enterprises, Inc.
Avis Group Holdings, LLC
Avis International, Ltd.
Avis Operations, LLC
Avis Rent A Car System, LLC
BGI Leasing, Inc.
Budget Rent A Car System, Inc.
Budget Rent A Car Licensor, LLC
Budget Truck Rental LLC
PF Claims Management, Ltd.
PR Holdco, Inc.
Runabout, LLC
Wizard Co., Inc.
Wizard Services, Inc.

Schedule 2-1

Schedule 3

Subsidiaries of the Company

2233516 Ontario, Inc.
AB Canada Holdings I Limited Partnership
AB Canada Holdings II Partnership
AB Canada Holdings III Limited Partnership
AB Car Rental Services Inc.
AB Funding Pty Ltd.
AB Luxembourg Holdings, S.á r.l.
ABG Car Services Holdings LLC
Advance Ross Corporation
Advance Ross Intermediate Corporation
Advance Ross Sub Company
AE Consolidation Limited
AE Holdco Limited
Aegis Motor Insurance Limited
AESOP Leasing Corp.
AESOP Leasing LP
Anji Car Rental & Leasing Company Limited
Apex Car Rentals
ARAC Management Services Inc.
ARACS LLC
Arbitra S.A.
AU Holdco Pty Ltd.
AU NewCo Pty Ltd.
Auto Accident Consultants Pty. Limited
Auto-Hall S.A.
Avis (US) Holdings BV
Avis Africa Limited
Avis Alquile un Coche S.A.
Avis Asia and Pacific LLC
Avis Asia Limited
Avis Assistance Limited
Avis Autoverhuur B.V.
Avis Autovermietung GesbmH
AvisBudget Group Limited
Avis Belgium SA
Avis Budget Auto Service GmbH
Avis Budget Autovermietung Beteiligungs GmbH
Avis Budget Autovermietung AG
Avis Budget Autovermietung GmbH & Co KG
Avis Budget Autovermietung Verwaltungs GmbH
Avis Budget Car Rental Canada ULC
Avis Budget Car Rental LLC

Schedule 3-1

Avis Budget Contact Centers Inc.
Avis Budget Group Contact Centre EMEA S.A.
Avis Budget de Puerto Rico, Inc.
Avis Budget EMEA Limited
Avis Budget Finance Inc.
Avis Budget Group Business Support Centre Kft
Avis Budget Group Limited
Avis Budget Group Pty Limited
Avis Budget Holdings LLC
Avis Budget International Financing, S.á r.l.
Avis Budget Italia S.p.A.
Avis Budget Italia SpA Fleet Co S.A.P.A.
Avis Budget Rental Car Funding (AESOP) LLC
Avis Budget Services Limited
Avis Budget UK Limited
Avis Car Rental Group LLC
Avis Caribbean, Limited
Avis Commercial Holdings Limited
Avis Contact Centres Limited
Avis Enterprises, Inc.
Avis Europe Group Holdings BV
Avis Europe Holdings Limited
Avis Europe International Reinsurance Limited
Avis Europe Investment Holdings Limited
Avis Europe Investments Limited
Avis Europe Overseas Limited
Avis Europe Risk Management Limited
Avis Europe & Middle East Limited
Avis Finance Company (No. 2) Limited
Avis Finance Company (No. 3) Limited
Avis Finance Company Limited
Avis Financement Vehicles SAS
Avis Financial Services Limited
Avis Group Holdings LLC
Avis Holdings, Inc
Avis India Investments Private Limited
Avis International Holdings, LLC
Avis International Ltd.
Avis Investment Services (No. 2)
Avis Investment Services Limited
Avis IP Security Limited
Avis Leasing Corporation
Avis Leisure Services Limited
Avis Licence Holdings Limited
Avis Location de Voitures Sarl
Avis Location de Voitures SAS
Avis Lube Inc.

Schedule 3-2

Avis Management Pty. Limited
Avis Management Services, Ltd.
Avis New York General Partnership
Avis Operations LLC
Avis Pension Trustees Limited
Avis Portugal S.G.P.S. LDA
Avis Profit Share Trustees Limited
Avis Rent A Car (Isle Of Man) Limited
Avis Rent A Car Limited
Avis Rent A Car Sdn. Bhd.
Avis Rent A Car System LLC
Avis Service Inc.
Avis Truck Leasing Limited
Aviscar Inc.
B2B Leasing BV
Baker Car and Truck Rental Inc.
Barcelsure Limited
Bell’Aria S.p.A
BGI Leasing Inc.
Budget Funding Corporation
Budget International, Inc.
Budget Locacao de Veiculos Ltda.
Budget Rent A Car Australia Pty. Ltd.
Budget Rent A Car Licensor, LLC
Budget Rent A Car Limited
Budget Rent a Car Operations Pty. Ltd.
Budget Rent A Car System Inc.
Budget Truck Rental LLC
Budgetcar Inc.
Business Rent A Car GmbH
C.D. Bramall (Bingley) Limited
Camfox Pty. Ltd.
CCRG Servicos De Automoveis Ltda
CD Intellectual Property Holdings, LLC
Cellrent Limited
Cendant Finance Holding Company LLC
Centre Point Funding, LLC
Centrus Limited
Chaconne Pty. Limited
Cilva Holdings Limited
Cirrus Capital (Jersey) One Limited
Cirrus Capital (Jersey) Two Limited
Constellation Reinsurance Company Limited
Ecovale
Europe Leisure Holdings NV
Garage St Martin sas

Schedule 3-3

Garep AG
HFS Truck Funding Corporation
Manor National Limited
Millennium Acquisition Sub, Inc.
Milton Location de Voitures SAS
Motorent Inc.
National Car Rentals (Private) Limited
Pathfinder Insurance Company
Pause BV
Payhot Limited
PF Claims Management Ltd.
PR Holdco, Inc.
PV Holding Corp.
PVI Kraftfahrzeug- Leasing GmbH
Quartx Fleet Management Inc.
Rent-A-Car Company, Incorporated
Runabout, LLC
Safeguard (Legal Expenses) Limited
SCA sas
Sceptre-Europe Limited
Servicios Avis S.A.
Show Group Enterprises Limited
Show Group Enterprises Pty Limited
Sovial Sociedade de Viaturas de Aluguer LDA
Sovialma Sociedade de Viaturas de Aluguer da Madeira LDA
Strongdraw Limited
Team Fleet Financing Corporation
Upperextra (No. 2) Limited
Upperextra Limited
Virgin Islands Enterprises Inc.
W.T.H. Fleet Leasing Pty. Limited
W.T.H. PTY. Limited
We Try Harder Pty. Limited
Wizard Co. Inc.
Wizard Services Inc.
WTH Canada Inc.
WTH Car Rental, ULC
WTH Funding Limited Partnership
Yourway Rent A Car Limited
Yourway Rent A Car Pty Limited
Zodiac Autovermietung AG
Zodiac Europe Finance Company Limited
Zodiac Europe Investments Limited
Zodiac Europe Limited
Zodiac Italia S.p.A.
Zodiac Rent a Car Limited

Schedule 3-4

ANNEX A

Additional Time of Sale Information

1.	The pricing supplement containing the terms of the Securities, substantially in the form of Annex B.

Annex A-1

ANNEX B

[Form of Pricing Supplement]

PRICING SUPPLEMENT	STRICTLY CONFIDENTIAL

Avis Budget Finance plc February 28, 2013

This Pricing Supplement is qualified in its entirety by reference to the Preliminary Offering Memorandum dated February 25, 2013 (the “Preliminary Offering Memorandum”).  The information in this Pricing Supplement supplements the Preliminary Offering Memorandum and supersedes the information in the Preliminary Offering Memorandum to the extent inconsistent with the information in the Preliminary Offering Memorandum.

The notes have not been registered under the Securities Act of 1933, as amended (the “Securities Act”),or the securities laws of any other jurisdiction, and are being offered only to qualified institutional buyers pursuant to Rule 144A under the Securities Act and outside the United States to non-U.S. persons in accordance with Regulation S under the Securities Act.

Issuer:	Avis Budget Finance plc (the “Issuer”)
Title of Securities:	6.000 % Senior Notes due 2021 (the “notes”)
Principal Amount:	€250,000,000
Maturity Date:	March 1, 2021
Gross Proceeds:	€250,000,000
Issue Price:	100.00% plus accrued interest, if any, from March 7, 2013
Coupon:	6.000%
Yield to Maturity:	6.000%
Interest Payment Dates:	March 1 and September 1, beginning on September 1, 2013
Interest Payment Record Dates:	February 15 and August 15

Annex B-1

Optional Redemption:
At any time prior to March 1, 2016, the Issuer may redeem the notes, in whole or in part, at a redemption price equal to 100% of their principal amount plus a make whole premium, together with accrued and unpaid interest, if any, to, but not including, the date of redemption.

On or after March 1, 2016 at the following redemption prices (expressed as a percentage of principal amount), plus accrued and unpaid interest, if any, on the notes redeemed during the twelve-month period indicated beginning on March 1 of the years below:

Year	Price
2016	104.5%
2017	103.0%
2018	101.5%
2019 and thereafter	100.0%
Equity Clawback	Up to 35% at 106% prior to March 1, 2016
Escrow of proceeds; Special mandatory redemption:
If the Escrow Conditions are not satisfied on or prior to September 30, 2013 or such earlier date as the escrow agent is notified that the Merger Agreement has been terminated or that the Escrow Conditions will not be satisfied, the notes will be redeemed at a Special Mandatory Redemption Price equal to 100% of the gross proceeds thereof, together with interest accrued on the notes, from the issue date to the date of redemption.

Guarantees:
The notes will be fully and unconditionally guaranteed on a senior unsecured basis by Avis Budget Group, Inc., the Issuer’s indirect parent company, Avis Budget Holdings, LLC, the Issuer’s indirect parent company, Avis Budget Car Rental, LLC, the Issuer’s direct parent company (the “Company”), and the Company’s existing and future direct and indirect domestic subsidiaries that also guarantee the Senior Credit Facility.

Joint Book-Running Managers	Citigroup Global Markets Limited Credit Agricole Corporate and Investment Bank Deutsche Bank Securities Inc. J.P. Morgan Securities plc
Co-Managers	Mitsubishi UFJ Securities International plc Natixis UniCredit Bank AG

Settlement Date:
We expect to deliver the notes against payment for the notes on or about March 7, 2013, which will be the 5th business day following the date of the pricing of the notes. Since trades in the secondary market generally settle in three business days, purchasers who wish to trade notes on the date of pricing or the next succeeding business day will be required, by virtue of the fact that the notes initially will settle in T+ 5, to specify alternative settlement arrangements to prevent a failed settlement.

Annex B-2

Distribution:	144A/Regulation S
Proposed Listing:	Official List of the Irish Stock Exchange
Common Code and ISIN Numbers:	144A Notes: Common Code: 089865859 ISIN: XS0898658595	Reg S Notes: Common Code: 089865603 ISIN: XS0898656037

__________________________________________________

This material is strictly confidential and has been prepared solely for use in connection with the proposed offering of the securities described in the Preliminary Offering Memorandum. This material is personal to each offeree and does not constitute an offer to any other person or the public generally to subscribe for or otherwise acquire the securities. Please refer to the Preliminary Offering Memorandum for a complete description.

The securities have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), and are being offered only to (1) “qualified institutional buyers” as defined in Rule 144A under the Securities Act and (2) outside the United States to non-U.S. persons in compliance with Regulation S under the Securities Act, and this communication is only being distributed to such persons.

This communication is not an offer to sell the securities and it is not a solicitation of an offer to buy the securities in any jurisdiction to any person to whom it is unlawful to make such offer or solicitation in such jurisdiction.

Affiliates of each of the initial purchasers are parties to the Senior Credit Facility. JPMorgan Chase Bank, N.A. acts as administrative agent and J.P. Morgan Securities LLC acts as lead arranger and bookrunner.  Deutsche Bank Securities Inc. acts as syndication agent.  Citicorp USA, Inc. and Credit Agricole Corporate and Investment Bank act as co-documentation agents. Natixis and/or is affiliates are lenders under our Senior Credit Facility and certain of our vehicle finance facilities. An affiliateof Deutsche Bank Securities Inc. is a lender under certain of our vehicle finance facilities.  Citibank, N.A. London Branch is appointed by the Issuer as Registrar and Paying Agent with regard to the notes. An affiliate of Citigroup Global Markets Limited acted as advisor to Avis Budget Group, Inc. in connection with the acquisition of Zipcar, Inc. (the “Zipcar Acquisition”). On December 31, 2012, certain of the initial purchasers entered into commitments relating to a bridge loan facility in connection with the Zipcar Acquisition. Some of the initial purchasers and their affiliates have engaged in, and may in the future engage in, investment banking and other commercial dealings in the ordinary course of business with us or our affiliates. They have received, or may in the future receive, customary fees and commissions for these transactions.

In addition, in the ordinary course of their business activities, the initial purchasers and their affiliates may make or hold a broad array of investments and actively trade debt and equity securities (or related derivative securities) and financial instruments (including bank loans) for their own account and for the accounts of their customers. Such investments and securities activities may involve securities and/or instruments of ours or our affiliates. If any of the initial purchasers or their affiliates has a lending

Annex B-3

relationship with us, certain of those initial purchasers or their affiliates routinely hedge, and certain other of those initial purchasers or their affiliates may hedge, their credit exposure to us consistent with their customary risk management policies.  Typically, these initial purchasers and their affiliates would hedge such exposure by entering into transactions which consist of either the purchase of credit default swaps or the creation of short positions in our securities, including potentially the notes offered hereby.  Any such credit default swaps or short positions could adversely affect future trading prices of the notes offered hereby. The initial purchasers and their affiliates may also make investment recommendations and/or publish or express independent research views in respect of such securities or financial instruments and may hold, or recommend to clients that they acquire, long and/or short positions in such securities and instruments.

This communication is only directed at persons who (i) are outside the United Kingdom or (ii) are investment professionals within the meaning of Article 19(5) of the Financial Services and Markets Act 2000 (Financial Promotion) Order 2005 (the "Financial Promotion Order") or (iii) are persons falling within Article 49(2)(a) to (e) of the Financial Promotion Order (all such persons together being referred to as "relevant persons"). This communication must not be acted on or relied on by persons who are not relevant persons. Any investment or investment activity to which this communication relates is available only to relevant persons and will be engaged in only with relevant persons. Any person who is not a relevant person should not act or rely on this communication.

This communication is an advertisement and is not a prospectus for the purposes of Directive 2003/71/EC, as amended (such Directive, together with any applicable implementing measures in any member state of the European Economic Area under such Directive, the “Prospectus Directive”). An offering memorandum is intended to be published, which, when published, can be obtained from the Issuer. Investors should not subscribe for any securities referred to in this communication except on the basis of information contained in the offering memorandum.

In any member state of the European Economic Area that has implemented the Prospectus Directive, this communication is only addressed to and is only directed at persons who are "qualified investors" in that member state within the meaning of Article 2(1)(e) of the Prospectus Directive.

Annex B-4

ANNEX C
Restrictions on Offers and Sales Outside the United States

In connection with offers and sales of Securities outside the United States:

A.           Each Initial Purchaser acknowledges that the Securities have not been registered under the Securities Act and may not be offered or sold within the United States or to, or for the account or benefit of, U.S. persons except pursuant to an exemption from, or in transactions not subject to, the registration requirements of the Securities Act.

(h) Each Initial Purchaser, severally and not jointly, represents, warrants and agrees that:

(i) Such Initial Purchaser has offered and sold the Securities, and will offer and sell the Securities, (A) as part of their distribution at any time and (B) otherwise until 40 days after the later of the commencement of the offering of the Securities and the Closing Date, only in accordance with Regulation S under the Securities Act (“Regulation S”) or Rule 144A or any other available exemption from registration under the Securities Act.

(ii) None of such Initial Purchaser or any of its affiliates or any other person acting on its or their behalf has engaged or will engage in any directed selling efforts with respect to the Securities, and all such persons have complied and will comply with the offering restrictions requirement of Regulation S.

(iii) At or prior to the confirmation of sale of any Securities sold in reliance on Regulation S, such Initial Purchaser will have sent to each distributor, dealer or other person receiving a selling concession, fee or other remuneration that purchases Securities from it during the distribution compliance period a confirmation or notice to substantially the following effect:

“The Securities covered hereby have not been registered under the U.S. Securities Act of 1933, as amended (the “Securities Act”), and may not be offered or sold within the United States or to, or for the account or benefit of, U.S. persons (i) as part of their distribution at any time or (ii) otherwise until 40 days after the later of the commencement of the offering of the Securities and the date of original issuance of the Securities, except in accordance with Regulation S or Rule 144A or any other available exemption from registration under the Securities Act.  Terms used above have the meanings given to them by Regulation S.”

(iv) Such Initial Purchaser has not and will not enter into any contractual arrangement with any distributor with respect to the distribution of the Securities, except with its affiliates or with the prior written consent of the Company.

Annex C-1

Terms used in paragraph (a) and this paragraph (b) and not otherwise defined in this Agreement have the meanings given to them by Regulation S.

(i) Each Initial Purchaser, severally and not jointly, represents, warrants and agrees that:

(i) it has only communicated or caused to be communicated and will only communicate or cause to be communicated any invitation or inducement to engage in investment activity (within the meaning of Section 21 of the United Kingdom Financial Services and Markets Act 2000 (the “FSMA”)) received by it in connection with the issue or sale of any Securities in circumstances in which Section 21(1) of the FSMA does not apply to the Issuer or the Guarantors; and

(ii) it has complied and will comply with all applicable provisions of the FSMA with respect to anything done by it in relation to the Securities in, from or otherwise involving the United Kingdom.

(j) Each Initial Purchaser, severally and not jointly, represents, warrants and agrees that it will not offer or sell any Securities directly or indirectly, in Japan or to, or for the benefit of, any resident of Japan (which term as used herein means any person resident in Japan, including any corporation or other entity organized under the laws of Japan), or to others for re-offering or resale, directly or indirectly, in Japan or to a resident of Japan, except pursuant to an exemption from the registration requirements of, and otherwise in Japan compliance with, the Securities and Exchange Law of Japan and any other applicable laws, regulations and ministerial guidelines of Japan.

(k) Each Initial Purchaser acknowledges that no action has been or will be taken by the Issuer that would permit a public offering of the Securities, or possession or distribution of any of the Time of Sale Information, the Offering Memorandum, any Issuer Written Communication or any other offering or publicity material relating to the Securities, in any country or jurisdiction where action for that purpose is required.

Annex C-2

Exhibit A
AVIS BUDGET GROUP, INC.
CHIEF FINANCIAL OFFICER’S CERTIFICATE

[●], 2013

I, David B. Wyshner, Senior Executive Vice President and Chief Financial Officer of Avis Budget Group, Inc., a Delaware corporation (the “Company”), do hereby determine and certify on behalf of the Company, as of the date hereof, as follows:

1.	I am familiar with the Company’s accounting records and have responsibility for financial and accounting matters with respect to the Company.

2.
I supervised the compilation of and reviewed the circled information marked with a “A” contained on the attached Exhibit A (the “Forward-Looking Information”), which is included in the [Preliminary] Offering Memorandum.  The Forward-Looking Information includes certain projections, estimates, forecasts and forward-looking guidance relating to synergies expected to be realized by the Company and its subsidiaries in connection with its acquisition of Zipcar, Inc. and its subsidiaries (“Zipcar”).  As of the date such information was included in the Preliminary Offering Memorandum, each item of the Forward-Looking Information has been prepared by the Company in good faith based on (i) principles consistent with the Company’s internal models and with past practices of the Company with respect to its disclosure of similar information, (ii) historical and forward-looking information regarding Zipcar with respect to which I, or those under my supervision, have performed a reasonable investigation, (iii) assumptions that are reasonable as of the date hereof and (iv) to the extent the Forward-Looking Information relates to GAAP financial measures, accounting principles have been applied on a basis consistent with the historical consolidated audited financial statements of the Company.  To my knowledge, each item of the Forward-Looking Information is reasonable and was based upon estimates and assumptions which I believe to be reasonable in light of current conditions and current facts and reflect the good faith and reasonable estimates of the future financial performance of Company and its subsidiaries.  Nothing has come to my attention that as of the date hereof caused me to believe that the Forward-Looking Information contains a material misstatement or omission, or is misleading.1

3.
This certificate is being furnished to the Initial Purchasers to assist them in conducting their investigation of the Company in connection with  the offering of the Securities.  Without the written consent of the Company: (i) no person other than the Initial Purchasers may rely upon this certificate for any purpose; (ii) this certificate may not be cited or quoted in any financial statement, prospectus, private placement memorandum or similar document; (iii) this certificate may not be cited or quoted in any other document or communication which might encourage reliance upon this certificate by any person other than the Initial Purchasers or for any purpose excluded by the restrictions in this paragraph; and (iv) copies of this certificate may not be furnished to anyone other than the Initial Purchasers for purposes of encouraging such reliance.

1 To cover synergies.

Capitalized terms used herein and not defined shall have their respective meanings as set forth in the Purchase Agreement (the “Purchase Agreement”), dated as of the date hereof, among Avis Budget Finance plc, an entity organized under the laws of Jersey, Channel Islands, Avis Budget Group, Inc., a Delaware corporation, Avis Budget Holdings, LLC, a Delaware limited liability company, Avis Budget Car Rental, LLC, a Delaware limited liability company, each of the entities listed in Schedule 2 thereto and Citigroup Global Markets Limited, as representative of the several Initial Purchasers.

[Signature Page Follows]

IN WITNESS WHEREOF, the undersigned has executed and delivered this Chief Financial Officer’s Certificate on behalf of the Company as of the date first written above.

AVIS BUDGET GROUP, INC.

______________________________
David B. Wyshner
Senior Executive Vice President and Chief Financial Officer

Ex. A-1

Exhibit B-1

[Form of US Kirkland Opinion]

1.
Based solely upon the Delaware Certificates each of the Guarantors is a corporation or limited liability company existing duly incorporated or formed, as applicable, and in good standing under the laws of the State of Delaware.

2.
Each of the Guarantors has the corporate or limited liability company power, as applicable, to enter into and perform its obligations under Transaction Documents to which it is a party and to consummate the transactions contemplated thereby.

3.
The Purchase Agreement has been duly executed and delivered by the Issuer (to the extent execution and delivery are governed by New York law) and has been duly authorized, executed and delivered by each of the Guarantors.

4.
The Indenture has been duly executed and delivered by the Issuer (to the extent execution and delivery are governed by New York law) and has been duly authorized, executed and delivered by each of the Guarantors.  Assuming due authorization, execution and delivery of the Indenture by the Issuer and the Trustee, the Indenture is a valid and binding obligation of the Issuer and each of the Guarantors and is enforceable against each of the Guarantors in accordance with its terms.

5.
The Notes have been duly executed and delivered by the Issuer (to the extent execution and delivery are governed by New York law), and when paid for by the Initial Purchasers in accordance with the terms of the Purchase Agreement (assuming the due authorization, execution and delivery of the Indenture by the Issuer and the Trustee and due authentication and delivery of the Notes by the Issuer and the Trustee in accordance with the Indenture), will constitute the valid and binding obligations of the Issuer and will be enforceable against the Issuer in accordance with their terms.

6.
The Guarantees have been duly authorized, executed and delivered by each of the Guarantors and, when the Securities have been paid for by the Initial Purchasers in accordance with the terms of the Purchase Agreement (assuming the due authorization, execution and delivery of the Indenture by the  Issuer and the Trustee and due authentication and delivery of the Securities by the Trustee in accordance with the Indenture), the Guarantees will constitute the valid and binding obligations of each of the Guarantors and will be enforceable against each of the Guarantors in accordance with their terms.

7.
The Escrow Agreement has been duly executed and delivered by the Issuer (to the extent execution and delivery are governed by New York law) and has been duly authorized, executed and delivered by ABG.  Assuming due authorization, execution and delivery of the Escrow Agreement by the Issuer, the Escrow Agreement constitutes a valid and legally binding agreement of the Issuer and ABG enforceable against the Issuer and ABG in accordance with its terms.

Ex. B-1

8.
The execution and delivery of the Transaction Documents by the Issuer and each of the Guarantors, as applicable, the performance by the Issuer and each of the Guarantors of their respective obligations thereunder and the consummation of the transactions contemplated thereby (including, without limitation, each of the Issuer’s and the Guarantors’ issuance and sale of the Securities in accordance with the Purchase Agreement) do not and will not conflict with or constitute or result in a breach or default under or violation of: (i) any Guarantor Formation Document or Guarantor Organizational Document, (ii) any statute or governmental rule or regulation which, in our experience, is normally applicable both to general business corporations or limited liability companies that are not engaged in regulated business activities and to transactions of the type contemplated by the Transaction Documents (but without our having made any special investigation as to other laws and provided that we express no opinion in this paragraph with respect to (a) any laws, rules or regulations to which the Issuer or the Guarantors may be subject as a result of the Initial Purchasers’ legal or regulatory status or the involvement of the Initial Purchasers in such transactions, (b) any laws, rules or regulations relating to misrepresentations or fraud, (c) the Securities Act, the Exchange Act or the Trust Indenture Act) or (iii) the terms or provisions of any contract set forth on Exhibit B attached hereto (provided that in each case we express no opinion as to compliance with any financial covenant or test or cross-default provision in any such agreement) (the “Applicable Contracts”), except in the case of items (ii) and (iii), any such conflict, breach, violation, default or event which would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect or to materially impair the ability of the Issuer or the Guarantors to perform their respective obligations under the Transaction Documents.

9.
No consent, approval, authorization or order, or registration or filing with, of any court or other governmental, administrative or regulatory authority or agency, which has not been obtained or made and is in full force and effect, is required under any Specified Law (as defined below) for the execution or delivery by the Issuer and the Guarantors of each of the Transaction Documents to which it is a party or the consummation by such party of the transactions contemplated by the Transaction Documents to which it is a party, except such as may be required under the Securities Act, the Exchange Act, the security or blue sky laws of the various states (and the rules and regulations thereunder) or the rules and regulations of the Financial Industry Regulatory Authority, as to which we express no opinion in this paragraph.

10.
No registration under the Securities Act of the Securities is required in connection with the sale of the Securities to the Initial Purchasers in the manner contemplated by the Purchase Agreement and the Offering Memorandum or in connection with the initial resale of the Securities by the Initial Purchasers in the manner contemplated by the Purchase Agreement and the Offering Memorandum, and the Indenture is not required to be qualified under the Trust Indenture Act, in each case assuming (i) that the purchasers who buy such Securities in the initial resale thereof are persons that the Initial Purchasers and any person acting on behalf of the Initial Purchasers reasonably believe to be qualified institutional buyers as defined in Rule 144A promulgated under the Securities Act, or persons other than U. S. persons in connection with offers and sales made in reliance upon Regulation S under the Securities Act, (ii) the accuracy and completeness of the Initial Purchasers’ representations set forth in Section 1(b) of the Purchase Agreement (including Annex C thereto), and those of the Issuer and the Guarantors set forth in the Purchase Agreement regarding, among other things, the absence of a general solicitation in connection with the sale of such Securities to the Initial Purchasers and the initial resales thereof, and (iii) the compliance with the procedures set forth in the Purchase Agreement by the Initial Purchasers, the Issuer and the Guarantors.

Ex. B-2

11.
The information included in the Time of Sale Information and in the Offering Memorandum under the headings “Description of notes” and “Certain United States federal income and Jersey tax considerationsCertain United States federal income tax considerations” to the extent that it summarizes laws, governmental rules or regulations or documents referred to therein is correct in all material respects.

12.
None of the Issuer or the Guarantors is and, immediately after the sale of the Securities to the Initial Purchasers and application of the net proceeds therefrom as described in the Time of Sale Information and in the Offering Memorandum under the caption “Use of proceeds”, none of the Issuer or the Guarantors will be, an “investment company” as such term is defined in the Investment Company Act.

13.
Neither the sale, issuance or delivery of the Securities nor the application of the net proceeds therefrom as described in the Offering Memorandum under the caption “Use of proceeds” will contravene Regulation T (12 C.F.R. Part 220), Regulation U (12 C.F.R. Part 221) or Regulation X (12 C.F.R. Part 224) of the Board of Governors of the Federal Reserve System.

14.
To our actual knowledge, except for legal or governmental proceedings described in documents incorporated by reference in the Time of Sale Information and in the Offering Memorandum, there is no legal or governmental proceeding that is pending or threatened against the Issuer or any Guarantor that has caused us to conclude that such proceeding would be required to be described by Item 103 of the Regulation S-K under the Securities Act if the issuance of the Securities were being registered under the Securities Act but is not so described in the Time of Sale Information and in the Offering Memorandum.

Ex. B-3

Exhibit B-1

[Form of UK Kirkland Opinion]

1.	Legal validity: The Opinion Document constitutes valid, legally binding and enforceable obligations of the Issuer.

2.
Valid security interest:  Subject to due registration where required and applicable perfection requirements, the Opinion Document creates for the benefit of the Secured Parties a valid security interest over the Charged Property (as defined therein) over which it purports to create security interests.

3.
No stamp duty or registration charges:  No stamp duty, stamp duty reserve tax, registration or similar tax or charge is payable in England and Wales in respect of the entry into, execution, delivery, performance, admissibility in evidence or enforcement of the Opinion Document, except for nominal filing, recording or similar fees payable in connection with the Opinion Document.

4.
Choice of English law and submission to jurisdiction of the English courts:  The choice of English law as the governing law of the Opinion Document and the submission to the jurisdiction of the English courts by the Issuer in the Opinion Document is effective and would be upheld as a valid choice by the courts of England.

5.
No consents or filings:  There are no governmental or regulatory consents, approvals, authorisations, permissions or orders required in England by any party to the Opinion Document which have not been obtained, or any filing, recording or registration with any regulatory authority or governmental agency in England which has not been effected, in each case, in connection with the execution, delivery and performance of the Opinion Documents, other than, in the case of due registration where required.

Ex. C-1

Exhibit C

[Form of Jersey Counsel Opinions]

Corporate existence, capacity and authority

•	the Company has been duly incorporated and is validly existing under the laws of Jersey;

•	the Company has the capacity and power to enter into the Documents, issue the Notes and to exercise its rights and perform its obligations thereunder;

•
the Company has taken all corporate or other action required to authorise its execution of the Documents, the issue of the Notes and the exercise by it of its rights and the performance by it of its obligations thereunder;

No conflict

•
the execution and delivery of the Documents by the Company and the performance by the Company of its obligations thereunder (including without limitation, the Company's creation, issuance and sale of the Notes in accordance with the Purchase Agreement) do not contravene:

•	any provision of the Company's memorandum and articles of association; or

•	any applicable provision of Jersey law to which the Company is subject;

Due execution

•	the Documents and the Notes have been duly executed and delivered by the Company in the manner authorised in the Board Minutes;

Legal, valid, binding and enforceable obligations

•
each of the Documents, as duly executed and delivered by the Company in the manner authorised in the Board Minutes and by the other parties thereto, constitute legal, valid, binding and enforceable obligations of the Company;

•
the Notes have been duly authorised, executed and delivered by the Company and when paid for by the Initial Purchasers in accordance with the terms of the Purchase Agreement (assuming the due authorisation, execution and delivery of the Indenture by the Trustee as defined in the Indenture and due authentication and delivery of the Notes by the Trustee in accordance with the Indenture), will constitute the valid and binding obligations of the Company and will be enforceable against the Company in accordance with their terms;

Ex. C-1

Consents, registrations and filings

•
no consents, licences, approvals or authorisations of any governmental or regulatory authority or agency in Jersey are required by the Company (other than those already obtained by the Company) in connection with the execution of the Documents and the Notes by the Company or the exercise by it of its rights or the performance by it of its obligations thereunder;

•
it is not necessary in order to ensure the legality, validity, enforceability or admissibility in evidence of any of the Documents or the Notes in Jersey that they be filed, registered, recorded or enrolled with any court or governmental authority in Jersey;

Choice of law

•
the choice of New York law to govern each of the Documents and the Notes (save for the Escrow Account Charge) will be upheld as a valid choice of law and New York law will, accordingly, be applied by the Jersey courts if such documents or any claims thereunder come under their jurisdiction upon proof of the relevant provisions of New York law;

•
the choice of English law to govern the Escrow Account Charge will be upheld as a valid choice of law and English law will, accordingly, be applied by the Jersey courts if such document or any claims thereunder come under their jurisdiction upon proof of the relevant provisions of English  law;

Submission to jurisdiction

•
the submission (if any) by the Company to the [non-exclusive] jurisdiction of the New York courts in each of the Documents and the Notes (save for the Escrow Account Charge) is valid and binding on the Company;

•	the submission (if any) by the Company to the [non-exclusive] jurisdiction of the English courts in the Escrow Account Charge is valid and binding on the Company;

No sovereign immunity

•	the Company is not entitled to claim immunity from suit, execution, attachment or other legal process in Jersey;

No winding up, dissolution, appointment of liquidator or désastre declaration

•
a search of the Public Records today revealed no evidence of any resolutions for the winding up or dissolution of the Company and no evidence of the appointment of any liquidator in respect of the Company or any of its assets;

Ex. C-2

•
the written confirmation provided by the Désastre Section of the Viscount's Department in response to the Désastre Search indicates that there has been no declaration of désastre in respect of the property of the Company;

Enforcement

•
the Courts of Jersey would recognise any final and conclusive judgment under which a sum of money is payable (not being a sum payable in respect of taxes or other charges of a like nature or in respect of a fine or other penalty) obtained against the Company in the courts of any other territory in respect of the Documents (save for the Escrow Account Charge) or the Notes in accordance with the principles of private international law as applied by Jersey law (which are broadly similar to the principles accepted under English common law) and such judgment would be sufficient to form the basis of proceedings in the Jersey Courts for a claim for liquidated damages in the amount of such judgment.  In such proceedings, the Jersey Courts would not re-hear the case on its merits save in accordance with such principles of private international law;

•
a final and conclusive judgment under which a sum of money is payable (not being a sum payable in respect of taxes or other charges of a like nature or in respect of a fine or penalty) obtained in the High Court of Justice, the Court of Appeal or the Supreme Court in England against the Company in respect of the Escrow Account Charge would be recognised as a valid judgment by the Jersey courts and would be enforceable in accordance with and subject to the provisions of the Judgments (Reciprocal Enforcement) (Jersey) Law 1960 without a substantive re-examination of the merits of such judgment;

Pari passu ranking

•
the obligations of the Company under the Documents and the Notes rank at least pari passu with all other unsecured and unsubordinated indebtedness or obligations (with the exception of any mandatorily preferred by any applicable law, such as by reason of bankruptcy, liquidation, insolvency or other laws of general application relating to or affecting creditors' rights);

Power to sue and be sued

•	the Company has the legal capacity to sue and be sued in its own name under the laws of Jersey;

Jersey taxation

•	the information included in the Time of Sale Information and in the Offering Memorandum under the heading "Certain Jersey tax considerations" to the extent that it summarises laws, governmental rules or regulations or documents referred to therein is correct in all material respects;

Ex. C-3

•
no stamp duty, stamp duty reserve tax or issue, documentary, registration or other similar tax or fees imposed by any government department or other taxing authority of or in Jersey is payable in connection with the creation, initial issue or delivery of the Notes or on the execution and delivery of the Documents, nor on any subsequent transfer of Notes save (i) in respect of the payment of court fees in the event of litigation before the Jersey courts; and (ii) that if any Notes are situated in Jersey (whether by reason of the Notes being held by a person resident in Jersey or the registrar, if any, of the Notes being located in Jersey) on the death of the holder, duty of approximately 0.75% of the value of the holder's assets in Jersey is payable on the Letters of Administration or Grant of Probate required to enable the Notes  to be transferred or otherwise dealt with;

•	there is no requirement on the Company to make any withholding or deduction for or on account of any Jersey taxation from any interest paid by the Company under the Documents or the Notes; and

•	a holder of Notes will not be treated as domiciled or resident for tax purposes in Jersey, Channel Islands solely by virtue of holding the Notes.

Ex. C-4

Exhibit D

[Form of Issuer Opinion]

1.
To my knowledge, there are no material legal or governmental proceedings pending to which the Issuer, the Guarantors or any of their respective subsidiaries are a party or to which any property of the Issuer, the Guarantors or any of their respective subsidiaries is subject that are of a type that would have been required to be disclosed in the Offering Memorandum pursuant to Item 103 of Regulation S-K of the rules and regulations under the Securities Act of 1933, as amended as of the date hereof (the “Securities Act”), had the Offering Memorandum been a registration statement under the Securities Act that are not so disclosed.

2.
The execution and delivery by the Issuer and each of the Guarantors of the Purchase Agreement, the Securities, the Indenture, the Escrow Agreement and the Security Agreement (collectively, the “Transaction Documents”) to which such entity is a party and the consummation by each such entity of the transactions contemplated thereby, will not (i) result in any violation of the provisions of such entity’s Organizational Documents, (ii) constitute a violation of, or a breach or default under, the terms of any agreements or instruments to which such entity is a party (except for such violations, breaches or defaults that are not likely to have a material adverse effect on the Issuer and the Guarantors, taken as a whole) or (iii) violate or conflict with, or result in any contravention of, any applicable law, statute, rule, regulation, judgment, order, writ or decree of any government, government instrumentality or court, domestic or foreign, having jurisdiction over such entity (except for such violations that are not likely to have a material adverse effect on the Issuer and the Guarantors, taken as a whole). I do not express any opinion however, as to whether the execution, delivery or performance by the Issuer and the Guarantors of the Purchase Agreement will constitute a violation of or default under, any covenant, restriction or provision with respect to financial ratios or tests or any aspect of the financial condition or results of operations of the Issuer, the Guarantors or any of their subsidiaries.

Ex. D-1